UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CAMBER ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1415 Louisiana, Suite 3500

Houston, Texas 77002

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

To Be Held January 18, 2021

 Dear Shareholders:

The Company Energy, Inc. (“we”, “us”, “Camber” or the “Company”) cordially invites you to attend our 2020 fiscal year annual meeting of shareholders. The meeting will be held on January 18, 2021, at 10:00 a.m. (Houston time). The meeting will be held virtually via live audio webcast at https://www.issuerdirect.com/virtual-event/CEI (please note this link is case sensitive). At the meeting we will be considering and voting on the following matters:

1.       Electing three directors to the Company’s Board of Directors (the “Board”), each to serve a term of one year;

2.       Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021;

3.       To consider a non-binding advisory vote on compensation of our named executive officers;

4.       To approve the filing of an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 25,000,000 to 75,000,000;

5.       Proposal to approve the terms of that certain Stock Purchase Agreement which was entered into between the Company and an institutional investor on June 22, 2020 (the “June 2020 Purchase Agreement”) and the issuance of shares of common stock upon the conversion of the 630 shares of Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”) sold pursuant thereto, including shares of common stock exceeding 20% of the Company’s outstanding common stock as of June 22, 2020 (i.e., over 20% of the 11,721,729 shares outstanding as of June 22, 2020), including shares issuable for dividends and conversion premiums on such 630 shares of Series C Preferred Stock; and

6.             To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

Shareholders who owned our common stock and Series C Preferred Stock, at the close of business on November 30, 2020 (the “Record Date”), may attend and vote at the meeting, provided that the Series C Preferred Stock holders have no voting rights on the Proposals above. A shareholders list will be available at our offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002 for a period of ten days prior to the meeting. We hope that you will be able to attend the meeting.

The enclosed Proxy Statement is also available at https://www.iproxydirect.com/CEI. This website also includes copies of the form of proxy and the Company’s Annual Report on Form 10-K for the year ended March 31, 2020, which was filed with the SEC on June 29, 2020. Shareholders may also request a copy of the Proxy Statement and the Company’s Annual Report by contacting our main office at (210) 998-4035.

Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

We look forward to seeing you at the meeting.

By order of the Board of Directors,

/s/ Louis G. Schott

Louis G. Schott
Interim Chief Executive Officer

Houston, Texas

November [ ], 2020

TABLE OF CONTENTS

GENERAL INFORMATION	1
Information Contained In This Proxy Statement	1
Important Notice Regarding the Availability of Proxy Materials	1
DEFINITIONS	1
INFORMATION CONCERNING SOLICITATION AND VOTING	2
REVERSE STOCK SPLITS	2
QUESTIONS AND ANSWERS	2
INSTRUCTIONS FOR THE VIRTUAL ANNUAL MEETING	6
FORWARD LOOKING STATEMENTS	7
PROPOSAL 1 ELECTION OF DIRECTORS	7
Nominees	8
Directors	8
Vote Required	9
Board Recommendation	9
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	9
General	9
Audit Fees	10
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm	10
Vote Required	11
Board Recommendation	11
PROPOSAL 3 NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	11
General	11
2019 Advisory Vote on Executive Compensation	12
Vote Required	12
Board Recommendation	13
PROPOSAL 4 THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 75,000,000	13
General	13
No Appraisal Rights	15
Vote Required	15
Board Recommendation	15
PROPOSAL 5 APPROVAL OF THE TERMS OF THE JUNE 2020 PURCHASE AGREEMENT AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE CONVERSION OF THE 630 SHARES OF SERIES C PREFERRED STOCK SOLD PURSUANT THERETO, INCLUDING SHARES OF COMMON STOCK EXCEEDING 20% OF THE COMPANY’S OUTSTANDING COMMON STOCK AS OF JUNE 22, 2020, INCLUDING SHARES ISSUABLE FOR DIVIDENDS AND CONVERSION PREMIUMS ON SUCH 630 SHARES OF SERIES C PREFERRED STOCK	15
General	15
Series C Redeemable Convertible Preferred Stock	17
Viking Investment	18
Certain Prior Transactions Involving Discover	21
Reasons for the Issuance	21
Reasons for Shareholder Approval	21
Effect upon Rights of Existing Shareholders	21
Risks Relating to the Series C Preferred Stock	23
Interests of Directors, Officers and Affiliates	27
Registration Rights	27
Vote Required	27
Consequences of Not Approving this Proposal	27
Recommendation of the Board	27
PROPOSAL 6 ADJOURNMENT OF THE ANNUAL MEETING	27
General	27
Vote Required	28
Board Recommendation	28
VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS	28

OTHER MATTERS	53
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	54
STOCKHOLDER PROPOSALS	54
Shareholder Proposals for 2022 Annual Meeting of Shareholders and 2022 Proxy Materials	54
Nominations For Directors	54
DOCUMENTS INCORPORATED BY REFERENCE	55

Appendixes:

●	Appendix A – Form of Certificate of Amendment to Articles of Incorporation (see Proposal 4)

●	Appendix B – Stock Purchase Agreement relating to the purchase of $6 million in shares of Series C Redeemable Convertible Preferred Stock dated June 22, 2020 (see Proposal 5)

●	Appendix C – Camber Energy, Inc. Amended and Restated Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock as filed with the Secretary of State of Nevada on July 8, 2019, as amended to date (see Proposal 5)

1415 Louisiana, Suite 3500

Houston, Texas 77002

PROXY STATEMENT

GENERAL INFORMATION

The Company Energy, Inc. (“Camber,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2021 fiscal year annual meeting of shareholders (the “Annual Meeting” or the “Meeting”) to be held on January 21, 2021 at 10:00 a.m. (Houston time), and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://www.issuerdirect.com/virtual-event/CEI (please note this link is case sensitive). These materials were first sent or given to shareholders on December 1, 2020. You are invited to attend the Annual Meeting and are requested to vote on the Proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting. Included with this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2020, which was filed with the SEC on June 29, 2020 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”)) via the Internet at https://www.iproxydirect.com/CEI or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Camber” and “Camber Energy, Inc.” refer specifically to Camber Energy, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Code” means the Internal Revenue Code of 1986, as amended from time to time;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board is soliciting proxies for the 2021 fiscal year annual meeting of shareholders and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from shareholders. Our directors, officers and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

REVERSE STOCK SPLITS

Effective on December 24, 2018, the Company, with the approval of the Company’s Board of Directors, pursuant to Section 78.207 of the Nevada Revised Statutes (NRS), affected a 1-for-25 reverse stock split of the Company’s (a) authorized shares of common stock; and (b) issued and outstanding shares of common stock. The reverse stock split was affected pursuant to the filing of a Certificate of Change pursuant to Nevada Revised Statutes Section 78.209, with the Secretary of State of the State of Nevada.

Additionally, pursuant to the authorization provided by the Company’s shareholders at the Company’s February 19, 2019, annual meeting (pursuant to which the Company’s shareholders granted authority to the Board of Directors, in its sole discretion, to determine whether to proceed with a reverse stock split and, if the Board of Directors so determined, to select the reverse stock ratio, in a ratio of between 1-for-5 and 1-for-25), the Board of Directors approved, on July 1, 2018, a 1-for-25 reverse stock split of the Company’s issued and outstanding shares of common stock, which went effective on July 8, 2019.

On October 28, 2019, the Company, with the approval of the Company’s Board of Directors, pursuant to Section 78.207 of the Nevada Revised Statutes (NRS), filed a Certificate of Change with the Secretary of State of Nevada to affect a 1-for-50 reverse stock split of the Company’s (a) authorized shares of common stock (from 250,000,000 shares to 5,000,000 shares); and (b) issued and outstanding shares of common stock. The reverse stock split was effective on October 29, 2019. The effect of the reverse stock split was to combine every 50 shares of outstanding common stock into one new share, with a proportionate 1-for-50 reduction in the Company’s authorized shares of common stock, but with no change in the par value per share of the common stock. The result of the reverse stock split was to reduce, as of the effective date of the reverse stock split, the number of common stock shares outstanding from approximately 74.5 million shares to approximately 1.5 million shares (prior to rounding).

Effective on April 17, 2020, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada to increase its authorized shares of common stock to 25 million shares of common stock.

The information and disclosures set forth in this Proxy Statement have been retroactively adjusted to reflect the prior reverse stock splits.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:	The Board set November 30, 2020, as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock or, Series C Preferred Stock, at the close of business on the record date, provided that the Series C Preferred Stock holders have no voting rights on the Proposals above. On the record date there were 25,000,000 shares of common stock issued and outstanding, and 2,693 shares of Series C Preferred Stock issued and outstanding (which have no voting rights at the annual meeting), voting in aggregate 25,000,000 total voting shares at the meeting.

Q:	What Proposals will be voted on at the meeting?

A:	Six Proposals are scheduled to be voted upon at the meeting:

●	The election of directors.

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

●	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

●	To consider and vote upon a Proposal to approve the filing of an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 25,000,000 to 75,000,000.

●	To consider and vote upon a Proposal to approve the terms of the June 2020 Purchase Agreement and the issuance of shares of common stock upon the conversion of the 630 shares of Series C Preferred Stock sold pursuant thereto, including shares of common stock exceeding 20% of the Company’s outstanding common stock as of June 22, 2020, including shares issuable for dividends and conversion premiums on such 630 shares of Series C Preferred Stock.

●	To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about December 1, 2020, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners. All shareholders will have the ability, beginning on or about December 1, 2020, to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A:	No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to vote via the Internet, by telephone or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:

●	View our proxy materials for the meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:	For shareholders whose shares are registered in their own names, as an alternative to voting at the meeting, you may vote via the Internet, by fax, by telephone or, for those shareholders who request a paper proxy card in the mail, by mailing a completed proxy card. The Notice of Internet Availability of Proxy Materials provides information on how to vote via the Internet, fax or by telephone or request a paper proxy card and vote by mail. Those shareholders who request a paper proxy card and elect to vote by mail should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by our Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet, via fax or over the telephone. If Internet, fax or telephone voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, the approval of the amendment to our Articles of Incorporation to increase our authorized common stock, the approval of the shares of common stock issuable upon conversion of the Series C Preferred Stock and approval of the June 2020 Purchase Agreementand, and the approval to adjourn the meeting, but not the election of directors, the vote to approve executive compensation (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote at the meeting in person, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	Can I revoke or change my proxy?

A:	Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, fax or by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board recommend I vote on the Proposals?

A:	The Board recommends you vote “FOR” each of the nominees to our Board, “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021, “FOR” approval of the compensation of our named executive officers; “FOR” the approval of the amendment to our Articles of Incorporation to increase our authorized common stock; “FOR”the approval of the shares of common stock issuable upon conversion of the Series C Preferred Stock and approval of the June 2020 Purchase Agreement; and “FOR” the approval to adjourn the meeting to a later date, as described above.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.

Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is 33% of the outstanding voting shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by fax, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against the ratification of the appointment of our independent registered public accounting firm, the approval of the compensation of our named executive officers (which is non-binding), the approval of the amendment to our Articles of Incorporation to increase our authorized common stock, the approval of the shares of common stock issuable upon conversion of the Series C Preferred Stock and approval of the June 2020 Purchase Agreement, and the Proposal to approve the adjournment of the meeting, if necessary. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 – Election of directors.	The three nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the shareholders, a plurality, will be elected as our directors.

Proposal 2 – Ratification of appointment of independent registered public accounting firm.	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 3 – Non-binding advisory vote to approve and ratify the compensation of our named executive officers.	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote, provided that this Proposal is non-binding.

Proposal 4 – Approval of the filing of an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 25,000,000 to 75,000,000.	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares outstanding, and entitled to vote.

Proposal 5 – Approval of the terms of the June 2020 Purchase Agreement and the issuance of shares of common stock upon the conversion of the 630 shares of Series C Preferred Stock sold pursuant thereto, including shares of common stock exceeding 20% of the Company’s outstanding common stock as of June 22, 2020, including shares issuable for dividends and conversion premiums on such 630 shares of Series C Preferred Stock.	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 6 – Approval to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.	To be approved by shareholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of shares represented at the meeting, in person or by proxy, and entitled to vote.

Q:	What does it mean if I get more than one Notice of Internet Availability of Proxy Materials?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices of Internet Availability of Proxy Materials, proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:	Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date. Holders of our Series C Preferred Stock have the right to cast no votes on the Proposals described above.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

INSTRUCTIONS FOR THE VIRTUAL ANNUAL MEETING

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://www.issuerdirect.com/virtual-event/CEI (please note this link is case sensitive) and enter the control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions which are not pertinent to meeting matters will not be answered.

FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk.  Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.  Neither our website nor its contents are a part of this Proxy Statement.

PROPOSAL 1
ELECTION OF DIRECTORS

At the meeting, three directors are to be elected. Each director is to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. After identifying the members of our Board who are up for re-election in fiscal 2021 and reviewing the criteria that the Nominating and Governance Committee uses when evaluating director nominees, the Board nominated the three directors for election at the meeting based on the recommendation of the Nominating and Governance Committee. All of the director nominees are already serving as members of the Board of Directors of the Company.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our shareholders’ interests and creating and enhancing value for our shareholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

Nominees

The following table and accompanying descriptions indicate the name of each director nominee, including their age, principal occupation or employment, and the year in which each person first became an officer or director.

Name	Position	Date First Elected/Appointed as Director	Age
Robert Schleizer	Chief Financial Officer and Director	October 6, 2017	66
Fred Zeidman	Director	January 11, 2018	74
James G. Miller	Director	July 10, 2018	72

Directors

 Robert Schleizer, Chief Financial Officer And Director

Mr. Schleizer has served as Chief Financial Officer (beginning as Interim Chief Financial Officer) since June 2, 2017, as a member of the Board of Directors since October 6, 2017, and as Treasurer of the Company since January 9, 2018. Mr. Schleizer, has over 30 years of financial and operational experience serving private and public companies in financial and organization restructuring, crisis management, acquisitions and divestitures, and equity and debt financings across multiple industries. He is a co-founder of BlackBriar Advisors LLC, a business renewal and acceleration firm, where he has served as Managing Partner since 2010. Prior to BlackBriar, Mr. Schleizer served as Chief Financial Officer and Director for Xponential, Inc., a public holding company that owned 34 specialty finance and retail stores, from 2001 to 2013, and as a Managing Director for BBK, an international financial advisory, where he provided restructuring and refinancing financial advisory services. Mr. Schleizer holds a Bachelor of Science in Accounting from Arizona State University and is a Certified Insolvency Restructuring Advisor (“CIRA”) and Certified Turnaround Professional. Effective August 17, 2017, Mr. Schleizer was appointed as Interim Chief Financial Officer and principal accounting/financial officer of Enerjex Resources, Inc., a position he held until March 26, 2018.

Director Qualifications:

Mr. Schleizer has served as a director of many private and public companies in the past and his industry financial expertise makes him an asset to the Company and qualified to serve as director of the Company.

Fred S. Zeidman, Director

In December 2014, Mr. Zeidman was appointed as Chairman of Gordian Group LLC, a U.S. investment bank specializing in board level advice in complex, distressed or “story” financial matters. Mr. Zeidman currently serves as Director of External Affairs of MCNA Dental, lead Director of Straight Path Communications, Inc., Director REMA and Director Prosperity Bank in Houston. He was formerly Restructuring Officer of TransMeridian Exploration Inc. and Chief Bankruptcy Trustee of AremisSoft Corp.

Mr. Zeidman, Chairman Emeritus of the United States Holocaust Memorial Council was appointed by President George W. Bush in March 2002 and served in that position from 2002-2010. A prominent Houston based business and civic leader, Mr. Zeidman also is Chairman Emeritus of the University of Texas Health Science System Houston and Director and Chief Financial Officer of the Texas Heart Institute. He is on the board of the Development Corp of Israel (Israel Bonds) and served on the Board of the National World War II Museum.

Over the course of his distinguished 50 year career, Mr. Zeidman has been involved in numerous high-profile workouts, restructurings and reorganizations. He was the former CEO, President and Chairman of Seitel, Inc., a Houston-based onshore seismic data provider where he was instrumental in the successful turnaround of the Company. He held the post of Chairman of the Board and CEO of Unibar Corporation, the largest domestic independent drilling fluids company, until its sale to Anchor Drilling Fluids in 1992.

Mr. Zeidman holds a Bachelor’s degree from Washington University in St. Louis and a Master’s in Business Administration from New York University.

Director Qualifications:

The Board of Directors believes that Mr. Zeidman is highly qualified to serve as a member of the Board due to his significant experience serving as a director of public and private companies and institutions and his substantial understanding of the oil and gas industry in general.

James G. Miller, Director

Mr. Miller is a retired corporate executive, having served as president and CEO of several energy companies. Since February 2020, Mr. Miller has served on the Board of Directors of Fiduciary Benchmarks Insights, LLC. He has previously served on the Board of Directors of companies listed on NYSE, NASDAQ and the Australian Stock Exchange. From 2009 until 2016, Mr. Miller served as a Director of Guardian 8 Holdings. From December 31, 2010 through March 2018, he was a Director of Enerjex Resources, Inc. (NYSE American), an oil and gas exploration and production company, and chaired the Audit Committee. In March 2018, Enerjex executed a merger which concluded his Board service.

He also served on the Board of Trustees of The Nature Conservancy, Missouri Chapter, for 16 years and is a past Board Chair.

Mr. Miller holds a BS in Electrical Engineering and an MBA in management from the University of Wisconsin-Madison.

Director Qualifications:

The Board of Directors believes that Mr. Miller is highly qualified to serve as a member of the Board due to his experience having served as president and CEO of several energy companies and serving on the Board of Directors of several publicly-traded companies.

Vote Required

The three nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the shareholders, a plurality, will be elected as our directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

Our Board recommends a vote “FOR” all three nominees to the Board.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Marcum LLP, independent registered public accounting firm (“Marcum”), to audit our consolidated financial statements for the fiscal year ending March 31, 2021. Marcum has been our independent registered public accounting since July 1, 2018, when Marcum merged with GBH CPAs, PC (“GBH”) who had served as our independent registered public accounting prior to that since September 29, 2015. We are asking the shareholders to ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2021. Marcum was appointed by the Audit Committee in accordance with its charter.

In the event shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our shareholders’ best interests.

The Company does not anticipate a representative from Marcum to be present at the annual shareholders meeting. In the event that a representative of Marcum is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by Marcum and GBH. Representatives of Marcum do not plan to attend the Annual Meeting.

Audit Fees

The aggregate fees billed by our independent auditors, GBH, which combined its practice with Marcum effective July 1, 2018, and Marcum, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended March 31, 2020 and 2019, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ending June 30, September 30, and December 31, 2019 and 2018, were:

	2020	2019
Marcum	$553,493	$104,500
GBH CPAs, PC	—	93,500
	$553,493	$200,019

The aggregate fees billed by our independent auditors consisted of audit fees ($320,003 and $200,019 for 2020 and 2019, respectively), audit related fees ($85,490 and $0, in 2020 and 2019, respectively, with such fees for 2020 related to the Company’s Form S-4 filings with the SEC in connection with the Company’s planned merger with Viking) and other fees ($148,000 and $0, respectively, for 2020 and 2019, with such 2020 expenses relating to the Company’s Form 8-K filings relating to the Company’s acquisition of Lineal, now divested). Audit fees, audit related and other fees incurred by the Company were pre-approved by the Audit Committee.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee has considered the nature and amount of fees billed by GBH and believes that the provision of services for activities unrelated to the audit is compatible with maintaining GBH’s and Marcum’s independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

Vote Required

The approval of the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2021 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this Proposal. For the approval of the ratification of the appointment of Marcum, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board recommends that you vote “FOR” the ratification of appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2021.

PROPOSAL 3
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this Proxy Statement a separate proposal, which gives our shareholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as defined under “Executive Compensation”, below) by voting for or against the resolution below (commonly referred to as “Say-on-Pay”). While our Board and Compensation Committee intend to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, shareholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation”, below, and the accompanying compensation tables and narratives.

Our Compensation Committee oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our shareholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of shareholder value. The Compensation Committee is guided by the following key principles in determining the compensation of our executive officers:

●	Competition Among Peers. The Compensation Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

●	Accountability for Our Performance. The Compensation Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

●	Accountability for Individual Performance. In addition, the Compensation Committee believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage the Company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of shareholder value.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company is providing shareholders with the opportunity to cast an advisory (non-binding) vote on the compensation programs of our named executive officers. Accordingly, you may vote on the following resolution at the meeting:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the Company’s 2021 Annual Meeting of Shareholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s current policy (to be modified from time-to-time by the Board and approved from time-to-time on a non-binding basis by shareholders, as discussed below under “2019 Advisory Vote on Executive Compensation”) is to provide shareholders with an opportunity to approve the compensation of the named executive officers every one year at the annual meeting of shareholders.

Ratification of this appointment is effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of this Proposal.

As noted above, the vote solicited by this Proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee, or creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

2019 Advisory Vote on Executive Compensation

We provide our shareholders with the opportunity to cast an advisory vote on the frequency of future votes on executive compensation (the “Say-On-Pay Proposal”) every three years. At the 2019 annual meeting of our shareholders held on March 11, 2020, shareholders holding 4.8% of the total shares eligible to be voted at the annual meeting, 12% of the shares voted at the annual meeting and 83.5% of the votes cast on the proposal, voted to hold votes on our Named Executive Officers’ compensation on a yearly basis. As a result, we plan to hold votes on our Named Executive Officers’ compensation until the next vote on the frequency of future Say-On-Pay Proposal votes.

Additionally, at the 2019 annual meeting of our shareholders held on March 11, 2020, shareholders holding 5.1% of the total shares eligible to be voted at the annual meeting, 13% of the shares voted at the annual meeting and 88.5% of the votes cast on the proposal, voted in favor of our Named Executive Officers’ 2019 compensation. The Board and the Compensation Committee considered these favorable results and did not make significant changes to our executive compensation program because it believes this advisory shareowner vote indicates strong support for our current compensation policies.

Vote Required

The approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. For the approval of the advisory vote on the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the accompanying compensation tables and the related narrative disclosure contained in this Proxy Statement.

PROPOSAL 4
THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 75,000,000

General

Our Articles of Incorporation, as amended (the “Articles”), currently authorize the issuance of up to 25,000,000 shares of common stock. As of the date of this Proxy Statement, all 25,000,000 shares of common stock were issued and outstanding and no shares of common stock were available for future issuance. In order to ensure sufficient shares of common stock will be available for issuance by us, our Board has approved and has recommended that our shareholders approve an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 25,000,000 shares to 75,000,000 shares (the  “Increase In Authorized Shares”).

We desire to authorize additional shares of common stock to ensure that enough shares will be available [a] for issuance of shares of common stock upon conversion of currently outstanding Series C Preferred Stock, including, but not limited to, the shares issuable upon conversion of, including shares issuable for dividends, interest and conversion premiums thereon, and [b] in the event the Board determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) acquire another company or its assets (provided that the increased number of shares of common stock will be sufficient to allow for the acquisition of Viking Energy Group, Inc. (“Viking”), as discussed below, and we plan to request shareholder approval again in the future for an increase in authorized shares of common stock to allow us to complete such Viking transaction), (iii) provide equity incentives to employees and officers, (iv) permit future forward stock splits in the form of stock dividends or (v) satisfy other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of common stock.

On February 3, 2020, the Company entered into an Agreement and Plan of Merger (as amended and restated to date, the “Merger Agreement”) with Viking. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a to-be-formed, wholly-owned subsidiary of the Company (“Merger Sub”), will merge with and into Viking (the “Merger”), with Viking surviving the Merger as a wholly-owned subsidiary of the Company. At the effective time of the Merger, which is subject to various closing conditions, which may not be satisfied (the “effective time”), (a) each share of Viking common stock issued and outstanding immediately prior to the effective time (other than Viking shares owned by the Company, Viking and Merger Sub) will be converted into the right to receive the pro rata share (when including the Viking preferred stock conversion rights (defined below)) of 80% of the Company’s post-effective time capitalization, taking into account the number of shares of common stock of the Company outstanding on a fully-diluted basis, but without taking into account any shares of common stock which the holder of the Company’s Series C Preferred Stock can receive upon conversion of the Series C Preferred Stock (which are currently convertible into approximately 118,181,407 shares of common stock, subject to a 9.99% beneficial ownership limitation and to further adjustment as provided in the designation of such Series C Preferred Stock); and (b) each share of Viking preferred stock outstanding immediately prior to the effective time will be converted into one (1) share of the Company’s Series A Preferred Stock, which preferred stock will have the right to vote, and convert into, that number of shares of the Company’s common stock that its holder would have received in the Merger, had such holder fully converted the Viking preferred stock into Viking common stock immediately prior to the effective time (which we refer to as the “Viking preferred stock conversion rights”). Holders of Viking common stock will have any fractional shares of Camber common stock after the Merger rounded up to the nearest whole share.

The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law or the NYSE American, up to the increased amount of authorized shares (i.e., 75,000,000 shares). For example, the rules of the NYSE American require that we obtain shareholder approval prior to the issuance of shares of common stock in a private financing at a price less than the greater of the book value or market value of our common stock, where the total number of shares which may be issued pursuant to such transactions equals or exceeds 20% of the outstanding common stock prior to issuance. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. It is currently anticipated that substantially all of the 50,000,000 shares of authorized but unissued shares of common stock which will be made available through the increase in authorized shares of common stock will be issued in connection with the conversion of outstanding shares of Series C Preferred Stock, pursuant to their terms, as discussed in greater detail below under Proposal 5. Such conversions, as discussed in Proposal 5, will cause substantial dilution to existing shareholders.

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Amendment (defined below) is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and shareholders.

The holders of common stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

The form of the proposed amendment to our Articles of Incorporation to affect the increase in authorized shares of common stock will be in substantially the form as attached to this Proxy Statement as Appendix A (the “Amendment”).

Shareholders should be aware that because we currently have no authorized but unissued shares of common stock remaining, the holders of our Series C Preferred Stock are currently prevented from converting shares of Series C Preferred Stock (and conversion premiums thereon) into our common stock. We calculate that the holders of Series C Preferred Stock are still due a significant number of shares of common stock upon conversion of the 2,693 currently outstanding shares of Series C Preferred Stock (when including conversion premiums thereon), which number of shares will exceed the increased number of shares of common stock which would be authorized assuming the Amendment is affected.

The Amendment will become effective on the date of effectiveness set forth in the Amendment when filed with the Secretary of State of the State of Nevada.

As of the date of this Proxy Statement, we do not have any definitive plans, agreements, or understandings with respect to the additional authorized shares that will become available for issuance after the Amendment has been implemented, except for shares of common stock which may be issued upon conversion of the Series C Preferred Stock. Notwithstanding the above, as discussed above we have entered into an Agreement and Plan of Merger (as amended and restated) with Viking. Such Merger is subject to various conditions and requirements. One of those conditions requires us, prior to affecting such Merger, to seek approval from our shareholders for a further increase in authorized but unissued shares of common stock to provide sufficient additional authorized but unissued shares of common stock to allow us to issue the shareholders of Viking shares of common stock in the Merger and we do not anticipate the increase in authorized shares requested pursuant to this Proposal 4 being sufficient to allow us to complete the Merger, nor do we have any current plans to issue any shares of common stock which will be available for issuance after the Amendment has been implemented in connection with the proposed Merger.

Separate from the above, Discover Growth Fund, the holder of our Series C Preferred Stock, is currently due 15,348 shares of common stock which are currently held in abeyance subject to the Company increasing its authorized shares of common stock, which the Company plans to issue following the effectiveness of the Amendemnt, provided such Amendment is approved by shareholders at the Annual Meeting.

No Appraisal Rights

Under Nevada law, our shareholders are not entitled to appraisal rights with respect to the increase to the number of authorized shares of common stock.

Vote Required

The affirmative vote of the holders of a majority of our outstanding voting shares entitled to vote at the meeting is required to approve this Proposal. Abstentions will have the same effect as shares voted against this proposal. Broker non-votes will have the same effect as shares voted against this proposal. For the approval of this Proposal, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board recommends that you vote “FOR” the adoption of the amendment to the Articles of Incorporation to increase the number of shares of authorized common stock.

PROPOSAL 5
APPROVAL OF THE TERMS OF THE JUNE 2020 PURCHASE AGREEMENT AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE CONVERSION OF THE 630 SHARES OF SERIES C PREFERRED STOCK SOLD PURSUANT THERETO, INCLUDING SHARES OF COMMON STOCK EXCEEDING 20% OF THE COMPANY’S OUTSTANDING COMMON STOCK AS OF JUNE 22, 2020, INCLUDING SHARES ISSUABLE FOR DIVIDENDS AND CONVERSION PREMIUMS ON SUCH 630 SHARES OF SERIES C PREFERRED STOCK

General

On and effective June 22, 2020, the Company and Discover Growth Fund, an institutional investor (“Discover”) entered into a Stock Purchase Agreement (the “June 2020 Purchase Agreement”).

Under the terms of the June 2020 Purchase Agreement, Discover purchased 630 shares of the Company’s Series C Preferred Stock, for $6 million, at a 5% original issue discount to the $10,000 face value of each such share of preferred stock (the “Face Value”).

Discover (and/or parties associated with Discover) had previously purchased shares of Series C Preferred Stock and other securities from the Company as discussed below under “Certain Relationships and Related Party Transactions - Discover Transactions”, beginning on page 40.

The Company has used a portion of the proceeds from the June 2020 sale of the Series C Preferred Stock to purchase the February 2020 Secured Note from Viking as discussed and defined below under “Viking Investment”.

Pursuant to the June 2020 Purchase Agreement, as long as Discover holds any shares of Series C Preferred Stock, the Company agreed that, except as contemplated in connection with the Merger, the Company would not issue or enter into or amend an agreement pursuant to which the Company may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that the Company has not materially breached the terms of the June 2020 Purchase Agreement, the Company may at any time, in its sole and absolute discretion, repurchase from Discover all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Discover 110% of the aggregate Face Value of all such shares.

The Company also agreed to provide Discover a right of first offer to match any offer for financing the Company receives from any person while the shares of Series C Preferred Stock sold pursuant to the June 2020 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, the Company agreed that if the Company issues any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Discover, then the Company would notify Discover of such additional or more favorable term and such term, at Discover’s option, may become a part of the transaction documents with Discover.

The June 2020 Purchase Agreement includes customary provisions requiring that the Company indemnify Discover against certain losses; representations and warranties and covenants.

The Company also agreed pursuant to the June 2020 Purchase Agreement that if the Viking Merger does not close by the required date approved by the parties thereto (as such may be extended from time to time, which required closing date is currently December 31, 2020), the Company is required, at Discover’s option in its sole and absolute discretion, to immediately repurchase from Discover all then outstanding Series C Preferred Stock shares acquired by Discover pursuant to the June 2020 Purchase Agreement, by paying to Discover 110% of the aggregate Face Value of all such shares (the “Repurchase Requirement”), which totals $6,930,000.

Separately, Viking agreed that if the Merger Agreement is terminated prior to the closing of the Merger, Viking will owe the Company, in addition to the required repayment of the Secured Notes (defined below under “Viking Investment”), an additional amount equal to (i) 115.5% of the original principal amount of the Secured Notes, minus (ii) the amount due to the Company pursuant to the terms of the Secured Notes upon repayment thereof (the “Additional Payment”). As an example, if when the Viking Merger Agreement is terminated, $9,200,000 were due to the Company under the Secured Notes (assuming all interest due thereunder had been paid as of the date due), Viking would owe the Company (i) $9,200,000 multiplied by 1.155 = $10,626,000, minus (ii) $9,200,000, or a total Additional Payment of $1,426,000, in addition to the amount due under the Secured Notes.

Finally, we agreed to include proposals relating to the approval of the June 2020 Purchase Agreement and the issuance of the shares of common stock upon conversion of the Series C Preferred Stock sold pursuant to the June 2020 Purchase Agreement, as well as an increase in authorized common stock to fulfill the Company’s obligations to issue such shares, at the meeting held to approve the Merger or a separate meeting, and to use commercially reasonable best efforts to obtain such approvals as soon as possible and in any event prior to December 31, 2020, which proposals the Company is asking shareholders to approve at the Annual Meeting.

The Company loaned $4.2 million of the funds provided by the June 2020 Purchase Agreement to Viking in connection with the purchase of the June Secured Note, as discussed and defined in greater detail below under “Viking Investment”.

The Board has unanimously determined that it is advisable and in the best interests of the Company and its shareholders to be able to issue shares of its common stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon)(collectively, the “Series C Conversion Shares”), and unanimously recommends that the shareholders vote “FOR” approval of the issuance of such number of shares of common stock exceeding 20% of its outstanding common stock, issuable upon conversion of the 630 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold pursuant to the June 2020 Purchase Agreement and ratification of the terms of such June 2020 Purchase Agreement.

A vote “FOR” this Proposal is a vote for issuance of the Series C Conversion Shares, which includes the potential issuance of 20% or more of our outstanding shares of common stock as of the June 22, 2020 date that the June 2020 Purchase Agreement was entered into between us and Discover (i.e., over 20% of the 11,721,729 shares outstanding as of June 22, 2020), and approval of the June 2020 Purchase Agreement.

Please refer to the June 2020 Purchase Agreement and the designation of the Company’s Series C Preferred Stock (as amended), which are attached as Appendix B and Appendix C to this Proxy Statement, respectively, for further details and more information regarding the terms and conditions of the June 2020 Purchase Agreement and Series C Preferred Stock as summarized above.

Series C Redeemable Convertible Preferred Stock

Our Series C Preferred Stock was originally designated on August 25, 2016. The designation of the Series C Preferred Stock was amended on July 25, 2018 and amended and restated on July 8, 2019. All such amendments to date have been included in the description of the Series C Preferred Stock below.

Holders of the Series C Preferred Stock are entitled to cumulative dividends in the amount of 24.95% per annum (adjustable up to 34.95% if a trigger event, as described in the Certificate of Designations of the Series C Preferred Stock occurs (see Appendix C), payable upon redemption, conversion, or maturity, and when, as and if declared by our Board of Directors in its discretion, provided that upon any redemption, conversion, or maturity, seven years of dividends are due and payable on such redeemed, converted or matured stock. The Series C Preferred Stock ranks senior to the common stock. The Series C Preferred Stock has no right to vote on any matters, questions or proceedings of the Company including, without limitation, the election of directors except: (a) during a period where a dividend (or part of a dividend) is in arrears; (b) on a proposal to reduce the Company’s share capital; (c) on a resolution to approve the terms of a buy-back agreement; (d) on a proposal to wind up the Company; (e) on a proposal for the disposal of all or substantially all of the Company’s property, business and undertakings; and (f) during the winding-up of the Company.

The Series C Preferred Stock may be converted into shares of common stock (“Conversion Shares”) at any time at the option of the holder, or at our option if certain equity conditions (as defined in the certificate of designation for the Series C Preferred Stock (see Appendix C)), are met. Upon conversion, we will pay the holders of the Series C Preferred Stock being converted an amount, in cash or stock at our sole discretion, equal to the dividends that such shares would have otherwise earned if they had been held through the maturity date (i.e., seven years), and issue to the holders such number of shares of Common stock equal to $10,000 per share of Series C Preferred Stock multiplied by the number of such shares of Series C Preferred Stock divided by the applicable Conversion Price (as defined in the certificate of designation for the Series C Preferred Stock)(see Appendix C).

The conversion premium under the Series C Preferred Stock is payable and the dividend rate under the Series C Preferred Stock is adjustable. Specifically, the conversion rate of such premiums and dividends equals 95% of the average of the lowest 5 individual daily volume weighted average prices during the Measuring Period, not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $0.05 per share of common stock, unless a triggering event has occurred, in which case the conversion rate equals 85% of the lowest daily volume weighted average price during the Measuring Period, less $0.10 per share of common stock not to exceed 85% of the lowest sales prices on the last day of such Measuring Period, less $0.10 per share. The “Measuring Period” is the beginning February 3, 2020, and ending, if no trigger event has occurred, 30 trading days, and if a trigger event has occurred, 60 trading days, after the applicable number of shares stated in the initial exercise/conversion notice have actually been received into the Investor’s designated brokerage account in electronic form and fully cleared for trading. Triggering events are described in the designation of the Series C Preferred Stock (see Appendix C), but include items which would typically be events of default under a debt security, including filing of reports late with the SEC.

The Series C Preferred Stock has a maturity date that is seven years after the date of issuance and, if the Series C Preferred Stock has not been wholly converted into shares of common stock prior to such date, we may redeem the Series C Preferred Stock on such date by repaying to the investor in cash 100% of the Face Value plus an amount equal to any accrued but unpaid dividends thereon. 100% of the Face Value, plus an amount equal to any accrued but unpaid dividends thereon, automatically becomes payable in the event of a liquidation, dissolution or winding up by us.

We may not issue any other preferred stock that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of one year after the earlier of such date (i) a registration statement is effective and available for the resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock, or (ii) Rule 144 under the Securities Act is available for the immediate unrestricted resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock.

The Series C Preferred Stock is subject to a beneficial ownership limitation, which prevents any holder of the Series C Preferred Stock from converting such Series C Preferred Stock into common stock, if upon such conversion, the holder would beneficially own greater than 9.99% of our outstanding common stock.

The issuance of the Conversion Shares is subject to NYSE American approval and approval of our shareholders.

Our Board has unanimously determined that it is advisable and in the best interests of the Company and our shareholders to be able to issue shares of our common stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon)(collectively, the “Series C Conversion Shares”), and unanimously recommends that the shareholders vote ”FOR” approval of the issuance of such number of shares of common stock exceeding 20% of our outstanding common stock, issuable upon conversion of the 630 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold pursuant to the June 2020 Purchase Agreement and ratification of the terms of such June 2020 Purchase Agreement.

A vote “FOR” this Proposal is a vote for issuance of the Series C Conversion Shares and approval of the June 2020 Purchase Agreement.

Please refer to the June 2020 Purchase Agreement and the designation of our Series C Preferred Stock (as amended), which are attached as Appendix B and Appendix C to this Proxy Statement, respectively, for further details and more information regarding the terms and conditions of the June 2020 Purchase Agreement and Series C Preferred Stock as summarized above.

Viking Investment

On February 3, 2020, the Company entered into an Agreement and Plan of Merger (as amended and restated to date, the “Merger Agreement”) with Viking Energy Group, Inc. (“Viking”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a to-be-formed, wholly-owned subsidiary of the Company (“Merger Sub”), will merge with and into Viking (the “Merger”), with Viking surviving the Merger as a wholly-owned subsidiary of the Company.

As a condition to closing the Merger, the Company was required to loan Viking (a) $5,000,000, with Camber (i) receiving a $5,000,000 promissory note from Viking, accruing interest at 10.5% per annum, and (ii) acquiring a 25% interest in Viking’s subsidiary Elysium Energy Holdings, LLC (“Elysium”) on February 3, 2020; and (b) $4,200,000, with the Company (i) receiving a $4,200,000 promissory note from Viking, accruing interest at 10.5% per annum, and (ii) acquiring a 5% interest in Elysium on June 25, 2020.

On February 3, 2020, Viking and the Company entered into a Securities Purchase Agreement (the “February SPA”), pursuant to which Camber made the $5,000,000 loan to Viking. The loan was evidenced by a 10.5% Secured Promissory Note (the “February Secured Note”) issued to Camber, the repayment of which was secured by the terms of a Security and Pledge Agreement (the “February Pledge”).

On June 25, 2020, Camber loaned Viking an additional $4.2 million, pursuant to the terms of a Securities Purchase Agreement, which was entered into on the same date (the “June 2020 SPA”, and together with the February SPA, the “SPAs”). The $4.2 million loan was evidenced by a 10.5% Secured Promissory Note (the “June 2020 Secured Note”, and together with the February 2020 Secured Note, the “Secured Notes”), the repayment of which was secured by the terms of a Security and Pledge Agreement (the “June 2020 Pledge”, and together with the February Pledge, the “Pledges”).

The Secured Notes accrue interest at the rate of 10.5% per annum, payable quarterly, and are due and payable on February 3, 2022. The notes include standard events of default, including certain defaults relating to the trading status of Viking’s common stock and change of control transactions involving Viking. The Secured Notes can be prepaid at any time with prior notice as provided therein, and together with a prepayment penalty equal to 10.5% of the original amount of the applicable Secured Note being repaid.

The Secured Notes are convertible into common shares of Viking at a conversion price of $0.24 per share at any time beginning 30 days after the date of the applicable Secured Notes, until the 15th day after Viking’s common stock has traded at an average daily price of at least $0.55 for 15 consecutive business days, provided that the Company is restricted from converting any portion of the Secured Notes into Viking’s common stock if upon such conversion the Company would beneficially own more than 4.99% of Viking’s common stock (which percentage may be increased or decreased to up to 9.99%, with 61 days’ prior written notice to Viking).

In addition to the Company’s other conversion rights under the Secured Notes, the Company also has the right to convert the Secured Notes (principal and interest) into the securities offered by Viking in connection with Viking’s first public offering following the date of the Secured Notes, at a conversion price equal to eighty-five percent (85%) of the offering price of the applicable security (representing a fifteen percent (15%) discount) in such public offering.

The Pledges provide the Company, pari passu with the other investors in Viking’s 506(c) secured note offering, a security interest (subject to certain prerequisites) in Viking’s 75% ownership of Elysium and 100% of Ichor Energy Holdings, LLC (“Ichor”). Additionally, pursuant to a separate Security and Pledge Agreement entered into on February 3, 2020 and amended and restated on June 25, 2020, Viking provided Camber a junior security interest in the membership, common stock and/or ownership interests of all of Viking’s existing and future, directly owned or majority owned subsidiaries, to secure the repayment of the Secured Note (the “Second Pledge”).

As additional consideration for the Company making the loans to Viking and entering into the Merger Agreement, Viking assigned the Company 25% of Elysium pursuant to the terms of an Assignment of Membership Interests dated February 3, 2020 (the “First Assignment”) and an additional 5% of Elysium pursuant to the terms of an Assignment of Membership Interests dated June 25, 2020 (collectively, such 30% interest, the “Assigned Elysium Interests”).

In the event the Merger Agreement is terminated by any party for any reason, Viking will owe the Company an additional amount equal to (i) 115.5% of the original principal amount of the Secured Notes, minus (ii) the amount due to the Company pursuant to the terms of the Secured Notes upon repayment thereof (the “Additional Payment”). As an example, if when the Merger Agreement is terminated, $9,200,000 were due to the Company under the Secured Notes (assuming all interest due thereunder had been paid as of the date due), Viking would owe the Company (i) $9,200,000 multiplied by 1.155 = $10,626,000, minus (ii) $9,200,000, or a total Additional Payment of $1,426,000, in addition to the amount due under the Secured Notes.

Separately, if the Merger does not close by the required date approved by the parties thereto (as such may be extended from time to time, which date is currently December 31, 2020), the Company is required, at Discover’s option, in its sole and absolute discretion, to immediately repurchase from Discover all then outstanding the Company Series C Preferred Stock shares acquired by Discover pursuant to the June 2020 Purchase Agreement, by paying to Discover 110% of the aggregate Face Value of all such shares (the Repurchase Requirement), which amount (630 shares of Series C Preferred Stock), currently totals $6,930,000.

The Acquisition Notes will be forgiven in the event the Merger closes.

The Company will retain all, a portion, or none of its 30% interest in Elysium, as a termination/breakup fee (together with the Additional Payment discussed above) if the Merger Agreement is terminated in the following circumstances:

Reason for Termination	Percentage of Elysium Retained by the Company
Termination of the Merger Agreement by mutual agreement of the parties because certain requirements of the closing of the Merger do not occur (regarding receipt of exchange listing and regulatory approvals or the registration statement on Form S-4 of which this joint proxy statement/prospectus is a part, will not be declared effective) have a reasonable likelihood of not being satisfied through no fault of the Company or Viking	20	%*

Termination of the Merger Agreement due to either (i) the Company’s determination not to proceed with the Merger even though Viking has substantially performed its obligations pursuant to the Merger Agreement (except as discussed below), or (ii) a matter raised in the Company’s disclosure schedule which was (A) not disclosed by the Company in its SEC reports, (B) could reasonably result in a material adverse effect on the Company in excess of $500,000, and (c) which Viking objected to within 5 business days of disclosure by the Company to Viking	0	%*

Termination of the Merger Agreement due to the failure of the Company’s shareholders to approve the terms of the Merger	15	%*

Termination of the Merger Agreement by either party due to any other reason not set forth above through no fault of the Company	25	%*

In the event the Secured Notes are not repaid within 90 days of the date of termination and the Additional Payment (defined above) is not made	30%

*Assumes the payment of Secured Notes within 90 days of the date of termination of the Merger Agreement and that the Additional Payment is made.

In the event of termination of the Merger Agreement through no fault of Viking due to the failure of the Company stockholders to approve the Company share issuance and charter amendment, the Company is required to issue Viking 300,000 restricted shares of the Company common stock as a termination fee, subject to Viking confirming its status as an ‘accredited investor’ and making certain other customary representations to the Company in order to allow the Company to claim an exemption from registration for such issuance, and subject to NYSE American additional listing approval of such shares.

Certain Prior Transactions Involving Discover

The June 2020 Purchase Agreement is one of several transactions the Company has completed with Discover since April 2016, all of which are described in greater detail below under “Certain Relationships and Related Party Transactions – Discover Transactions”, beginning on page 40.

Reasons for the Issuance

The approval of its ability to issue shares of the Company’s common stock upon the conversion of the Series A Preferred Stock and the June 2020 Purchase Agreement was a required term and condition of the June 2020 Purchase Agreement.

Reasons for Shareholder Approval

The Company’s common stock is listed on the NYSE American. Section 713(a) of the NYSE American rules requires shareholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE American rules requires shareholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer (which is typically considered the issuance of more than 20% of an issuer’s outstanding common stock).

Because the shares of its common stock issuable upon conversion of the 630 shares of Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) represent greater than 20% of the Company’s outstanding common stock as of the June 22, 2020 date that the June 2020 Purchase Agreement (defined below) was entered into between the Company and the investor party thereto (i.e., over 20% of the 11,721,729 shares outstanding as of June 22, 2020), the Company is asking its shareholders to approve the issuance of such number of shares of common stock exceeding 20% of its outstanding common stock, issuable upon conversion of the 630 shares of Series C Preferred Stock sold pursuant to the terms of the June 2020 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon, and to ratify the terms of such June 2020 Purchase Agreement.

Shareholder approval of this Proposal is being sought solely to comply with the terms of the June 2020 Purchase Agreement and Section 713 of the NYSE American rules governing the issuance of securities when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE American).

Effect upon Rights of Existing Shareholders

The Company’s current shareholders will continue to own their existing shares after the transaction described in this proposal. If shareholders approve this proposal, the Series C Preferred Stock (including dividends and conversion premiums thereon) sold pursuant to the June 2020 Purchase Agreement will be convertible into shares of common stock, pursuant to the terms thereof, without additional shareholder approval.

If the Company shareholders approve this proposal, the principal effect upon the rights of existing shareholders upon the conversion of the Series C Preferred Stock will be a dilution in their current percentage ownership in the Company. Upon conversion of all 630 shares of Series C Preferred Stock sold pursuant to the June 2020 Purchase Agreement, Discover will be due in the aggregate a significant portion of the Company’s outstanding shares of common stock, not including any shares of common stock Discover can hold upon conversion of outstanding convertible securities of the Company which Discover already holds separate from the shares sold pursuant to the June 2020 Purchase Agreement (i.e., Discover already holds an additional 2,063 shares of Series C Preferred Stock which are convertible into shares of the Company on the same terms as the 630 shares of Series C Preferred Stock sold pursuant to the June 2020 Purchase Agreement). The issuance of shares of common stock pursuant to the conversion of the Series C Preferred Stock and the sale of such shares by such holders into the public market, also could materially and adversely affect the market price of the Company’s common stock.

Additionally, as discussed above, the Company agreed pursuant to the June 2020 Purchase Agreement that if the Merger does not close by the required date approved by the parties thereto (currently December 31, 2020, as such date may be mutually extended by the parties to the Merger), the Company is required, at Discover’s option in its sole and absolute discretion, to immediately repurchase from Discover all then outstanding Series C Preferred Stock shares acquired by Discover pursuant to the June 2020 Purchase Agreement, by paying to Discover 110% of the aggregate Face Value of all such shares (the Repurchase Requirement), which totals $6,930,000.

The total number of shares of common stock currently issuable in connection with this proposal is approximately 27,647,340, which consists of (i) 38,769 shares of common stock issuable upon conversion of the Series C Preferred Stock, and (ii) approximately 27,608,571 additional shares of common stock that the Company may issue, at its sole discretion in lieu of cash, as conversion premiums or in payment of interest or dividends on such Series C Preferred Stock, assuming the payment of dividends on the Series C Preferred Stock solely in shares of common stock, for a period of seven years, which is the maturity date of each of the securities, and not taking into account any decrease in the trading price of the Company’s common stock subsequent to the date hereof. The number of additional shares of common stock that the Company may issue as conversion premiums or in payment of dividends is dependent on the dividend rate and conversion premium rate which can range from 0% to 24.95% (or up to 34.95% upon a trigger event) depending on the Company’s underlying stock price at the time of conversion or maturity and assuming no trigger event has occurred, and which percentage is currently 24.95%, and is subject to true-ups in the event the price of its common stock decreases from the date of conversion through the applicable Measuring Period (defined and discussed above under “Series C Redeemable Convertible Preferred Stock”). For purposes of the dividend and conversion premium calculations in the preceding sentences, the Company (i) assumed the dividend rate and conversion premium rate to be 24.95% per annum, and (ii) estimated, solely for the purposes of such hypothetical calculation, $0.3985 to be 95% of the average of the lowest 5 individual daily volume weighted average prices during the period from February 3, 2020, to the conversion date, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of common stock (or $0.95 per share)(the “VWAP Measurement”) with respect to the Series C Preferred Stock. If the VWAP Measurement is, in any case, an amount less than the amount assumed in the preceding sentences and/or the interest rate, dividend rate and conversion premium rate is, in any case, higher than the rate assumed in the preceding sentences, or in the event the trading price of its common stock decreases from the date of issuance through the applicable Measurement Period, additional shares of common stock will be issuable, which may cause substantial dilution to existing shareholders. Because the beginning date for the Measuring Period for all outstanding shares of Series C Preferred Stock is February 3, 2020, the conversion price of the conversion premiums on such Series C Preferred Stock will never be above approximately $0.3985 per share (as adjusted for future reverse stock splits, if any)(the current estimated lowest conversion price in the period from February 3, 2020 to the date of this Proxy Statement), regardless of the actual trading price of the Company’s common stock.

The total maximum number of shares of common stock issuable in connection with this proposal is 11,002,988,769, which consists of (i) 38,769 shares of common stock issuable upon conversion of the Series C Preferred Stock, and (ii)  11,002,950 additional shares of common stock issuable as conversion premiums on such Series C Preferred Stock, assuming the payment of dividends on the Series C Preferred Stock solely in shares of common stock, for a period of seven years, which is the maturity date of each of the securities, and assuming that the applicable conversion price of the conversion premiums due pursuant to the terms of the Series C Preferred Stock is equal to, or less than, the par value of the Company’s common stock, $0.001 per share, which is the lowest legally allowed conversion price for such Series C Preferred Stock conversion premiums, which lower limit on conversions is not subject to adjustment in connection with the proposed reverse stock split.

Risks Relating to the Series C Preferred Stock

The full amount of premiums, interest and dividends through the maturity date of the Series C Preferred Stock is due upon the repayment/redemption (where applicable), or conversion, as applicable, of the Series C Preferred Stock.

The Series C Preferred Stock provides that all applicable dividends, which initially accrued in the amount of 24.95% per annum and which increase or decrease subject to the terms of the Series C Preferred Stock, based on among other things, the trading price of the Company’s common stock, up to a maximum of 34.95% per annum, are due upon conversion or repayment/redemption (where applicable) thereof, for the full seven year term of such securities.

The requirement that the Company pay all premiums, interest and dividends through maturity and the adjustable nature of such premium, interest and dividend rates, may force it to issue Discover significant additional shares of common stock, which may cause significant dilution to existing shareholders. The requirement that the Company pay all premiums, interest and dividends through maturity may make it too costly for it to repay or redeem, as applicable, Discover’s securities, prior to conversion thereof, as applicable.

The number of shares of common stock issuable in consideration for premiums, interest and dividends through maturity on the Series C Preferred Stock continue to be adjustable after the conversion of such securities.

Pursuant to the terms of the Series C Preferred Stock, the conversion rate of such securities in connection with the premiums and dividends due on such securities through maturity (7 years, regardless of when converted), continues to be adjustable after the issuance of such securities. Specifically, such securities remain adjustable, based on a discount to the lowest daily volume weighted average price during a measuring period which begins on February 3, 2020 and continues for a period of 30 or 60 days (depending on whether or not a Triggering Event has occurred)  after the applicable number of shares stated in the initial conversion notice have actually been received into Discover’s designated brokerage account in electronic form and fully cleared for trading (subject to certain extensions described in the applicable securities). Because Discover is limited to holding not more than 9.99% of the Company’s common stock upon exercise/conversion of any security, Discover will not receive all of the shares due upon any conversion, until it has sold shares and been issued additional shares and as such, the beginning date for the applicable 30 or 60 day period after conversion is impossible to determine and may be a significant additional number of days after the initial conversion by Discover. Additionally, because the beginning date for the Measuring Period for all outstanding shares of Series C Preferred Stock is February 3, 2020, the conversion price of the conversion premiums on such Series C Preferred Stock will never be above approximately $0.3985 per share (as adjusted for future reverse stock splits, if any)(the current estimated lowest conversion price in the period from February 3, 2020 to the date of this Proxy Statement), regardless of the actual trading price of the Company’s common stock.

In the event of a decrease in the Company’s stock price during the applicable measuring periods, the conversion rate of the premiums and dividends due on such applicable securities will adjust downward and Discover will be due additional shares of common stock, which issuances may cause further significant dilution to existing shareholders and the sale of such shares may cause the value of the Company’s common stock to decline in value. Furthermore, it is likely that the sale by Discover of the shares of common stock which Discover receives in connection with any conversion, during the applicable measuring period, will cause the value of the Company’s common stock to decline in value and the conversion rate to decrease and will result in Discover being due additional shares of common stock during the measuring period, which will trigger additional decreases in the value of the Company’s common stock upon further public sales by Discover. If this were to occur, Discover would be entitled to receive an increasing number of shares, upon conversion of the remaining securities, which could then be sold, triggering further price declines and conversions for even larger numbers of shares, which would cause additional dilution to its existing shareholders and would likely cause the value of its common stock to decline.

The issuance of common stock upon conversion of the Series C Preferred Stock will cause immediate and substantial dilution.

The issuance of common stock upon conversion of the Series C Preferred Stock, at such time as we have future availability of authorized but unissued shares of common stock, either after the increase in authorized shares of common stock, the approval for which is being sought pursuant to Proposal No. 4 hereof and/or after the reverse stock split), will result in immediate and substantial dilution to the interests of other shareholders. Although Discover may not receive shares of common stock exceeding 9.99% of its outstanding shares of common stock immediately after affecting such conversion, this restriction does not prevent Discover from receiving shares up to the 9.99% limit, selling those shares, and then receiving the rest of the shares it is due, in one or more tranches, while still staying below the 9.99% limit. If Discover chooses to do this, it will cause substantial dilution to the then holders of its common stock. Additionally, the continued sale of shares issuable upon successive conversions will likely create significant downward pressure on the price of its common stock as Discover sells material amounts of the Company’s common stock over time and/or in a short period of time. This could place further downward pressure on the price of its common stock and in turn result in Discover receiving an ever increasing number of additional shares of common stock upon conversion of its securities, and adjustments thereof, which in turn will likely lead to further dilution, reductions in the exercise/conversion price of Discover’s securities and even more downward pressure on its common stock, which could lead to its common stock becoming devalued or worthless.

Discover holds an approximately $74 million liquidation preference in the Company.

Each share of Series C Preferred Stock held by Discover includes a liquidation preference, payable to Discover upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Company, prior to any distribution or payment made to the holders of preferred stock or common stock, by reason of their ownership thereof equal to $10,000, plus an amount equal to any accrued but unpaid dividends thereon. Because the dividends currently require that interest be paid on the Face Value of 24.95% per annum, for the entire seven year term of the Series C Preferred Stock (even if payable sooner than seven years after the issuance date), the total liquidation value required to be paid to Discover upon a liquidation, dissolution or winding up of the Company is approximately $74 million as of the date of this Proxy Statement. As referenced above, this liquidation preference would be payable prior to any amount being distributed to the holders of its common stock. Because the Company’s net assets total significantly less than $74 million, it is likely that its common shareholders would not receive any amount in the event the Company was liquidated, dissolved or wound up, and that Discover would instead receive the entire amount of available funds after liquidation.

Discover, as holder of the Company’s Series C Preferred Stock, effectively has the ability to consent to any material transaction involving the Company including the Merger.

Due to the restrictions placed on the Company as a result of the Series C Preferred Stock, including, but not limited to the significant liquidation preference discussed above and the fact that, as long as Discover holds any shares of Series C Preferred Stock, the Company agreed that the Company would not issue or enter into or amend an agreement pursuant to which the Company may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock. Discover has to effectively consent to any material transaction involving the Company. In the event Discover does not consent to any such transaction, we may be prohibited (either effectively or otherwise) from completing a material transaction in the future, including, but not limited to a combination or acquisition which may be accretive to shareholders. Furthermore, Discover may condition the approval of a future transaction, which conditions may not be favorable to shareholders. It is contemplated that Discover will be required to consent to the terms of the Merger in connection with the completion for the Merger, for the Merger to close. As such, in the event Discover fails to approve the Merger, it is likely the Merger won’t be able to move forward and will be terminated, notwithstanding the fact that Discover has expressed its non-binding approval of the Merger previously.

The Company’s Series C Preferred Stock holder, Discover, holds rights of first refusal to provide further funding and favored nation rights.

The Company has granted Discover a right of first offer to match any offer for financing the Company receives while the shares of Series C Preferred Stock sold pursuant to the June 2020 Purchase Agreement (and the other purchase agreements entered with Discover) are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match. Such right of first refusal may delay or prevent the Company from raising funding in the future.

The Company also agreed that if it issues any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Discover, then the Company would notify Discover of such additional or more favorable term and such term, at Discover’s option, may become a part of the transaction documents with Discover, including the Series C Preferred Stock and the agreements relating to the sale thereof. Such favored nations provision may make it more costly to complete transactions in the future, may prevent future transactions from occurring and/or may provide Discover additional rights than it currently has, all of which may cause significant dilution to existing shareholders, and/or cause the value of the Company’s, or the combined company’s common stock to decline in value. Such rights and obligations will continue to bind the combined company following the closing of the Merger.

Discover, subject to applicable contractual restrictions, and/or a third party, may sell short the Company’s common stock, which could have a depressive effect on the price of its common stock.

Discover is currently prohibited from selling the Company’s stock short; however, in the event a trigger event occurs under the Series C Preferred Stock such restriction is waived. Additionally, nothing prohibits a third party from selling the Company’s common stock short based on their belief that due to the dilution caused by the conversions/exercises of the securities held by Discover, that the trading price of the Company’s common stock will decline in value. The significant downward pressure on the price of the Company’s common stock as Discover sells material amounts of its common stock could encourage investors to short sell its common stock. This could place further downward pressure on the price of the Company’s common stock and in turn result in Discover receiving additional shares of common stock upon exercise/conversion of its securities, and adjustments thereof.

The Shares of Series C Preferred Stock sold pursuant to the June 2020 Purchase Agreement include the obligation for the Company to redeem such shares under certain circumstances.

The Company agreed pursuant to the June 2020 Purchase Agreement that if the Merger does not close by the required date approved by the parties thereto (currently December 31, 2020, but subject to extensions with the mutual agreement of the parties to the Merger Agreement), and, the Company is required, at Discover’s option in its sole and absolute discretion, to immediately repurchase from Discover all then outstanding Series C Preferred Stock shares acquired by Discover pursuant to the June 2020 Purchase Agreement, by paying to Discover 110% of the aggregate face value of all such shares ($6,930,000), provided that if the Merger is terminated, Viking has agreed to pay the Company, a break-up fee equal to (i) 115.5% of the original principal amount of the Secured Notes, minus (ii) the amount due to the Company pursuant to the terms of the Secured Notes upon repayment thereof (the “Additional Payment”). As an example, if when the Merger Agreement is terminated, $9,200,000 were due to the Company under the Secured Notes (assuming all interest due thereunder had been paid as of the date due), Viking would owe the Company (i) $9,200,000 multiplied by 1.155 = $10,626,000, minus (ii) $9,200,000, or a total Additional Payment of $1,426,000, in addition to the amount due under the Secured Notes. The amounts due from Viking in connection with the repayment of the Secured Notes and Additional Payment, if timely paid, should enable the Company to redeem the Series C Preferred Stock required to be redeemed upon termination of the Merger. The required redemption of the Series C Preferred Stock, if legally authorized under Nevada law, could reduce the amount of cash the Company has available for working capital and could require the Company to raise additional funding in the future, which funding may not be available on favorable terms, if at all.

Because the conversion discounts related to the conversion premiums payable in connection with the Series C Preferred Stock are fixed, and not based on percentages, the percentage of such discounts increase as the Company’s stock price declines.

As described above, the conversion rate of such premiums and dividends payable on the Series C Preferred Stock equals 95% of the average of the lowest 5 individual daily volume weighted average prices during the Measuring Period (which begins on February 3, 2020 for all outstanding shares of Series C Preferred Stock), not to exceed 100% of the lowest sales prices on the last day of the Measuring Period (the “Non-Triggering Event Percentage Discounted VWAP”), less $0.05 per share of common stock, unless a triggering event (described in the Series C Preferred Stock Designation) has occurred, in which case the conversion rate equals 85% of the lowest daily volume weighted average price during the Measuring Period (the “Triggering Event Percentage Discounted VWAP” and together with the Non-Triggering Event Percentage Discounted VWAP, as applicable, the “Percentage Discounted VWAP”), less $0.10 per share of common stock, not to exceed 85% of the lowest sales prices on the last day of such Measuring Period, less $0.10 per share. Because the $0.05 and $0.10 discounts (the “Fixed Conversion Discounts”) which apply to the already discounted Percentage Discounted VWAPs are fixed, the percentage of such discounts increase as the value of its common stock decreases. For example, see the table below:

$0.05 Discount to Percentage Discounted VWAP			$0.10 Discount to Percentage Discounted VWAP
Percentage Discounted VWAP	Conversion Price*	Percentage of Discount ($0.05) Compared to Percentage Discounted VWAP	Percentage Discounted VWAP	Conversion Price*	Percentage of Discount ($0.10) Compared to Percentage Discounted VWAP
$2.00	$1.95	2.5%	$2.00	$1.90	5.0%
$1.75	$1.70	2.9%	$1.75	$1.65	5.7%
$1.50	$1.45	3.3%	$1.50	$1.40	6.7%
$1.25	$1.20	4.0%	$1.25	$1.15	8.0%
$1.00	$0.95	5.0%	$1.00	$0.90	10.0%
$0.75	$0.70	6.7%	$0.75	$0.65	13.3%
$0.50	$0.45	10.0%	$0.50	$0.40	20.0%
$0.25	$0.20	20.0%	$0.25	$0.15	40.0%
$0.10	$0.05	50.0%	$0.10	$0.001	99.0%
$0.05	$0.001	98.0%	$0.05	$0.001	98.0%

* Minimum conversion price is $0.001 per share (the par value of the Company’s common stock).

As a result, as shown above, as the trading price of the Company’s common stock decreases in value, the percentage discount to the Percentage Discounted VWAP which each further $0.05/$0.10 discount results in, increases exponentially, and in certain cases may result in the ultimate conversion price being less than 0, which would result in a conversion price of $0.001 per share, the par value of the Company’s common stock, and the minimum conversion price which the Series C Preferred Stock is convertible at. Notwithstanding the above, because the beginning date for the Measuring Period for all outstanding shares of Series C Preferred Stock is February 3, 2020, the conversion price of the conversion premiums on such Series C Preferred Stock will never be above approximately $0.3985 per share (as adjusted for future reverse stock splits, if any)(the current estimated lowest conversion price in the period from February 3, 2020 to the date of this Proxy Statement), regardless of the actual trading price of the Company’s common stock.

The effects of the Fixed Conversion Discounts will be further affected by a decrease in the trading price of the Company’s common stock following a reverse stock split. If the Company completes a reverse stock split of its outstanding shares of common stock, the $0.05/$0.10 Fixed Conversion Discounts will be automatically adjusted to by such reverse stock split (i.e., such amounts will equal increased by the amount of the reverse stock split).

Interests of Directors, Officers and Affiliates

None of the Company’s current directors, officers or affiliates has an interest in the Series C Preferred Stock.

Registration Rights

The Company has agreed to provide piggy back registration rights for the resale of the shares of common stock issuable upon conversion of the Series C Preferred Stock. Upon such registration, these shares will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

Vote Required

A majority of the votes cast is required by the NYSE American rules to approve the issuance of such number of shares of common stock exceeding 20% of our outstanding common stock, issuable upon conversion of the 630 shares of Series C Preferred Stock sold pursuant to the terms of the June 2020 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon and to ratify the terms of such June 2020 Purchase Agreement. Abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.

Consequences of Not Approving this Proposal

If the Company does not obtain shareholder approval of this proposal at the special meeting, the Company may choose to seek shareholder approval of this proposal again at a later date, or may be required to redeem the Series C Preferred Stock sold in June 2020 for cash, which the Company estimates would total between $6.93 million and $17.3 million if redeemed prior to maturity, depending on the terms available to the Company for such redemption (and whether a breach of the purchase agreements entered into with Discover to sell such Series C Preferred Stock has occurred).

Recommendation of the Board

The Company’s board has unanimously determined that the issuance of shares of common stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) is fair to, and advisable and in the best interests of, the Company and its shareholders. The Company’s Board unanimously recommends that shareholders vote “FOR” the issuance of such number of shares of common stock exceeding 20% of its outstanding common stock, issuable upon conversion of the 630 shares of Series C Preferred Stock sold under the June 2020 Purchase Agreement, including shares issuable for dividends and conversion premiums thereon, which includes the potential issuance of 20% or more of our outstanding shares of common stock as of the June 22, 2020 date that the June 2020 Purchase Agreement was entered into between us and Discover (i.e., over 20% of the 11,721,729 shares outstanding as of June 22, 2020), and ratification of the terms of such June 2020 Purchase Agreement.

The Board recommends a vote “FOR” the Series C Preferred Stock proposal.

PROPOSAL 6
ADJOURNMENT OF THE ANNUAL MEETING

General

Our shareholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other Proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our shareholders may be asked to vote on the Proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the Proposals, our shareholders may also be asked to vote on the Proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other Proposals. However, a shareholder vote may be taken on one of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such Proposal.

If the adjournment Proposal is submitted for a vote at the Annual Meeting, and if our shareholders vote to approve the adjournment Proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more Proposals. If the adjournment Proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the Proposals to be presented at the Annual Meeting, including the solicitation of proxies from shareholders that have previously voted against the relevant Proposal.

The Board believes that, if the number of voting shares voting in favor of any of the Proposals presented at the Annual Meeting is insufficient to approve a Proposal, it is in the best interests of our shareholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

The approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. For the approval of the adjournment, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board recommends that you vote “FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors.

VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners and Management

The following table presents certain information as of November [ ], 2020, as to:

●	each shareholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

●	each director,

●	each executive officer named in the “Summary Executive Compensation Table”, under “Executive Compensation”, above, beginning on page 31, and

●	all directors and executive officers as a group.

The percentages shown in the table under the column “Percent” are based on 25,000,000 shares of common stock outstanding as of November [ ], 2020.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1415 Louisiana, Suite 3500, Houston, Texas 77002.

Shareholder	Number of Shares of Common Stock		Percent of Common Stock
Executive Officers and Directors
Louis G. Schott	—		—%
Robert Schleizer	—		—%
Fred S. Zeidman	—		—%
James G. Miller	—		—%
Richard N. Azar II(+)(1)	7		* %
All Executive Officers and Directors as a Group (Four Persons)	—		—%

Greater than 5% Shareholders

Discover Growth Fund(2)	2,475,000	(3)	9.99%

*	Indicates beneficial ownership of less than 1% of the outstanding common stock.

(+)	Named Executive Officer who no longer has any affiliation or contact with the Company. Information disclosed is based solely on our review of our record shareholders’ list, without independent verification, and including for purposes of the table above, ownership only in the name of the applicable holder and those entities which the holder is listed as a contact person for. The applicable shareholder may actually beneficially own more or less shares than as disclosed above.

(1)	Address: P.O. Box 6172 San Antonio, Texas 78209.

(2)	103 South Church Street, 4th Floor, Grand Cayman KYI-002, Cayman Islands. The holder holds 2,693 shares of Series C Redeemable Convertible Preferred Stock; provided that the Company may not issue shares which, when aggregated with all other shares of common stock then deemed beneficially owned by the holder, would result in the reporting person holding at any one time more than 9.99% of all common stock outstanding immediately after giving effect to such issuance. To the best of the Company’s knowledge, David Sims has voting and dispositive control over the securities held by Discover Growth Fund.

(3)	This represents the maximum number of shares of common stock issuable to Discover upon the conversion of the Series C Preferred Stock, subject to Discover’s 9.99% ownership limitation set forth in the designation of the Series C Preferred Stock, provided that the Company currently has no available authorized but unissed shares available for the issuance of these shares.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company, except in connection with the pending Viking Merger.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

All of our executive officers are listed in the following table:

Name	Age	Position
Louis G. Schott	54	Interim Chief Executive Officer
Robert Schleizer	66	Chief Financial Officer, Treasurer, Secretary and Director

Louis G. Schott, Interim Chief Executive Officer

Mr. Schott has served as the Interim Chief Executive Officer of the Company since May 25, 2018. Mr. Schott has over 25 years of legal and business experience with 20 years in the oil and gas industry, including a strong background in restructuring, mergers and acquisitions, public company regulations and requirements, title, energy finance, business development, general negotiations and land. Mr. Schott’s recent restructuring experience includes restructurings within and outside of bankruptcy and both public, traded on the TSX and NYSE American, and private entities.

Prior to being engaged as Interim Chief Executive Officer of the Company, Mr. Schott served as an advisor to the Company (a position he held between December 2017 and the date he was appointed as Interim Chief Executive Officer, May 25, 2018) and is also an advisor to other companies in various stages of growth.

Mr. Schott was recently the Interim Chief Executive Officer of EnerJex Resources, Inc., a Nevada corporation listed on the NYSE American (“EnerJex”), a position which he held from February 2017 to March 2018. As CEO, he led restructuring efforts, cost reductions and the successful completion of a merger between EnerJex and a privately held company (AgEagle Aerial Systems, Inc.).

Mr. Schott was previously General Counsel and Treasurer of TexOak Petro Holdings LLC (“TexOak”) and its subsidiaries including Equal Energy (“Equal”), from 2009 through August 2016, where he actively performed all legal functions, including corporate structure and governance, negotiation of oil and gas acquisitions and divestitures, drafting review and certification of all corporate and financial documents, legal and land due diligence, corporate finance, litigation management, risk management, insurance, corporate policies, and human resource management. At TexOak, Mr. Schott successfully managed two mergers including the merger with Equal, a Canadian public company dually listed on the New York Stock Exchange and the Toronto Stock Exchange and Equal’s subsequent privatization and redomestication. Mr. Schott was also instrumental in working with the CEO and the Board in guiding Petroflow’s predecessor through restructuring and bankruptcy emerging as a private company with no debt and capital to grow.

Prior to joining TexOak’s subsidiary, Petroflow, in 2005, Mr. Schott served in various senior roles with TDC Energy (“TDC”) from 1996 through 2005. Prior to TDC, Mr. Schott was an oil and gas attorney with Liskow & Lewis in New Orleans.

Mr. Schott is a graduate of Tulane University with an MBA and a Juris Doctorate. Mr. Schott is also a non-practicing unlicensed Certified Public Accountant.

Robert Schleizer, Chief Financial Officer and Director

Mr. Schleizer’s biographical information is presented above in Proposal 1, beginning on page 7.

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth information concerning the compensation of our interim Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the most highly compensated executive officer other than the CEO and CFO who was serving as an executive officer of the Company at the end of March 31, 2020 and 2019 (the Company did not have any executive officers other than its CEO and CFO as of March 31, 2020), and up to two additional individuals for whom disclosure would have been required had they been serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Consulting Fees/Salary		Bonus	Stock Awards	All Other Compensation*		Total
Louis G. Schott	2020	$300,000	(4)	$—	$—	$34,453	(5)	$334,453
Interim Chief Executive Officer(1)	2019	$300,000	(4)	$25,000	$—	$33,120	(5)	$358,120

Robert Schleizer	2020	$200,000	(6)	$—	$—	$53,333	(6)	$253,333
Chief Financial Officer(2)	2019	$200,000	(6)	$—	$—	$26,666	(6)	$226,666

Richard N. Azar II	2019	$90,000	(7)	$—	$—	$214,000		$304,000
Former Chief Executive Officer(3)

* Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(1)       Mr. Schott has served as the Interim Chief Executive Officer of the Company since May 25, 2018.

(2)       Mr. Schleizer has served as Chief Financial Officer (beginning as Interim Chief Financial Officer) since June 2, 2017, as a member of the Board of Directors of the Company since October 6, 2017, and as Treasurer of the Company since January 9, 2018.

(3)       From June 2, 2017 to May 25, 2018, Mr. Richard N. Azar II served as the Interim Chief Executive Officer (through January 9, 2018) and then Chief Executive Officer of the Company. On December 28, 2017, the Board approved compensation of $10,000 per month to Mr. Azar for services which he rendered over the last seven months of calendar 2017, and compensation of $35,000 per month beginning in January 2018, for future services as CEO, which services as CEO were terminated in May 2018. Effective on June 21, 2018, Mr. Azar resigned as a member of the Board of Directors.

(4)       Mr. Schott works on a consulting basis through Fides Energy LLC.

(5)       Represents amounts paid to Mr. Schott in connection with reimbursement for health insurance premiums.

(6)       Mr. Schleizer is the Managing Partner of BlackBriar Advisors LLC (“BlackBriar”). In addition to financial management, BlackBriar provides accounting, treasury, administrative and financial reporting services to the Company. Total fees paid by the Company to BlackBriar during the years ended March 31, 2020 and 2019 were $485,000 and $713,000, respectively, of which Mr. Schleizer attributed $200,000 to his services as Chief Financial Officer for each of 2020 and 2019. Mr. Schleizer also received director’s fees from the Company for the years ended March 31, 2020 and March 31, 2019 of $53,333 and $26,666, respectively.

(7)       Includes $90,000 paid to McClowd Dynamics, Ltd. (an entity which Mr. Azar owns and controls) in fiscal 2019.

Employment Agreements

We do not currently have any employment agreements in place with our executive officers.

Engagement Agreement

Effective on May 25, 2018, the Board of Directors of the Company appointed Mr. Louis G. Schott as Interim Chief Executive Officer of the Company. In connection with Mr. Schott’s appointment as Interim Chief Executive Officer of the Company, the Company entered into an engagement letter with Fides Energy LLC (“Fides”). Pursuant to the letter, Fides agreed to supply Mr. Schott’s services to the Company as Interim Chief Executive Officer and we agreed to pay Fides $25,000 per month for the use of Mr. Schott’s services. The agreement can be terminated by either party with 90 days’ notice and terminates automatically upon the death of Mr. Schott. Pursuant to the agreement, Mr. Schott is also eligible to receive bonus compensation at the discretion of the Board of Directors.

Letter Agreement

Effective on December 1, 2017, the Company entered into a letter agreement with BlackBriar Advisors LLC (“BlackBriar”), pursuant to which BlackBriar agreed to provide advisory and accounting services to the Company and to make Mr. Robert Schleizer available to the Company as the Company’s Chief Financial Officer. In consideration for such services, the Company agreed to pay BlackBriar a fee of $40,000 per month, and to reimburse BlackBriar for reasonable customary and necessary expenses including for travel and related costs. BlackBriar is also eligible for bonuses in the discretion of the Compensation Committee of the Company. The letter agreement includes customary indemnification obligations and can be terminated at any time upon written notice of either party.

Amendment to Engagement Agreement and Letter Agreement

On August 31, 2020, the Company entered into first amendments to the letter agreements with Fides and BlackBriar, to provide that (a) Mr. Schott, through Fides, will continue to provide services to the Company for a period of six months following the closing of the Merger, on similar terms as set forth in such original letter agreement, except in a non-executive capacity and that the Company will reimburse Mr. Schott for the costs of his and his family’s health insurance through such six month term; and (b) Mr. Schleizer, through BlackBriar, will continue to provide services to the Company for a period of three months following the closing of the Merger, on similar terms as set forth in such original letter agreement, except in a non-executive capacity and for total consideration of $30,000 per month (compared to $40,000 per month currently).

Transaction Payments and Bonuses

In connection with the Merger, on August 31, 2020, the Company’s Board of Directors entered into Past Service Payment and Success Bonus Agreements with each non-executive member of the Board of Directors of the Company (i.e., Mr. Ziedman and Mr. Miller), and each of Louis G. Schott, Camber’s Interim Chief Executive Officer and Robert Schleizer, Camber’s Chief Financial Officer (collectively, the “Merger Compensation Agreements”). Pursuant to such agreements: each non-executive director, and each officer, of Camber, is to receive, contingent upon closing the Merger, $100,000 in consideration for past services provided to the Company through the date of the Merger as a member of the Board of Directors/officer (none of which compensation is currently included in the table above), and $50,000 as a success bonus for the Company’s successful completion of the Merger, in cash ($600,000 in aggregate); contingent on such non-executive director/officer’s, continued service to the Company at the same level of service he is currently performing, through the effective date of the Merger. The consideration payable to the officers and directors of the Company upon the closing of the Merger will reduce the cash available for the combined company’s activities; and may result in conflicts of interest between such officers and directors and other stockholders of the Company.

Such compensation and bonuses will be payable following the effective time of the Merger, less applicable withholdings and deductions.

Outstanding Equity Awards at Fiscal Year End

None of our Named Executive Officers had any stock options or stock awards outstanding as of March 31, 2020.

COMPENSATION OF DIRECTORS

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended March 31, 2020.

Name	Fees Earned or Paid in Cash ($)*	Option Awards ($)	All Other Compensation ($)	Total ($)
Fred S. Zeidman	$53,333	$—	$—	$53,333
James G. Miller	$53,333	$—	$—	$53,333

The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Stock Awards, Non-Equity Incentive Plan Compensation, or Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

Additionally, in connection with the Merger, on August 31, 2020, the Company’s Board of Directors entered into Past Service Payment and Success Bonus Agreements with each non-executive member of the Board of Directors of the Company (i.e., Mr. Zeidman and Mr. Miller), and each of Louis G. Schott, Camber’s Interim Chief Executive Officer and Robert Schleizer, Camber’s Chief Financial Officer. Pursuant to such agreements: each non-executive director, and each officer, of Camber, is to receive, contingent upon closing the Merger, $100,000 in consideration for past services provided to the Company through the date of the Merger as a member of the Board of Directors/officer (none of which compensation is currently included in the table above), and $50,000 as a success bonus for the Company’s successful completion of the Merger, in cash ($600,000 in aggregate); contingent on such non-executive director/officer’s, continued service to the Company at the same level of service he is currently performing, through the effective date of the Merger. The consideration payable to the officers and directors of the Company upon the closing of the Merger will reduce the cash available for the combined company’s activities; and may result in conflicts of interest between such officers and directors and other stockholders of the Company.

Such compensation and bonuses will be payable following the effective time of the Merger, less applicable withholdings and deductions.

EQUITY COMPENSATION PLAN INFORMATION

The Company shareholders approved the 2014 Stock Incentive Plan (as amended to date, the “2014 Plan”) at the annual shareholder meeting held on February 13, 2014, which has since been amended. The 2014 Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2014 Plan.

The Company shareholders approved the Lucas Energy, Inc. 2012 Stock Incentive Plan (“2012 Incentive Plan”) at the annual shareholder meeting held on December 16, 2011. The 2012 Incentive Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2012 Incentive Plan.

As a result of the reverse stock splits described above, the number of shares of common stock authorized for initial issuance or grant, under the 2012 Incentive Plan and 2014 Incentive Plan are nominal. Moving forward the Company does not anticipate making any further awards under the 2012 Incentive Plan or 2014 Incentive Plan.

The Plans are administered by the Compensation Committee and/or the Board in its discretion (the “Committee”). The Committee interprets the Plans and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards, the expiration date of awards, and the vesting schedule or other restrictions applicable to awards.

The following table provides information as of March 31, 2020, with respect to securities that may be issued under our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding those in column (a))
Equity compensation plans approved by the security holders	2	$40,429,700	2,000
Equity compensation plans not approved by the security holders	—	—	—
Total	2	$40,429,700	2,000

(a)	Includes any compensation plan and individual compensation arrangement of the Company under which equity securities of the Company are authorized for issuance to employees, or non-employees including directors, consultants, advisors, vendors, customers, suppliers or lenders in exchange for consideration in the form of goods or services, as of March 31, 2020.

(b)	Includes the weighted average exercise price of outstanding options, warrants, and rights identified in (a).

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the fiscal year 2020 audited financial statements of the Company, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for fiscal year 2020 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE

/s/ James G. Miller, Chairman

/s/ Fred S. Zeidman

DESCRIPTION OF CAPITAL STOCK

The total number of shares of all classes of stock that the Company has authority to issue is 35,000,000, consisting of 25,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. As of the filing date of this Proxy Statement, the Company had (i) 25,000,000 shares of common stock outstanding; (ii)  5,000 designated shares of Series C Preferred Stock, 2,693 of which were outstanding; and (iii) 28,092 designated shares of Series A Preferred Stock, none of which were outstanding.

Common Stock

Holders of our common stock: (i) are entitled to share ratably in all of our assets available for distribution upon liquidation, dissolution or winding up of our affairs; (ii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iii) are entitled to one vote per share on all matters on which shareholders may vote at all shareholder meetings. Each shareholder is entitled to receive the dividends as may be declared by our directors out of funds legally available for dividends. Our directors are not obligated to declare a dividend. Any future dividends will be subject to the discretion of our directors and will depend upon, among other things, future earnings, the operating and financial condition of our Company, our capital requirements, general business conditions and other pertinent factors.

The presence of the persons entitled to vote 33% of the outstanding voting shares on a matter before the shareholders shall constitute the quorum necessary for the consideration of the matter at a shareholders meeting.

The vote of the holders of a majority of the votes cast on the matter at a meeting at which a quorum is present shall constitute an act of the shareholders, except for the election of directors, who shall be appointed by a plurality of the shares entitled to vote at a meeting at which a quorum is present. The common stock does not have cumulative voting rights, which means that the holders of a majority of the common stock voting for election of directors can elect 100% of our directors if they choose to do so.

Preferred Stock

Subject to the terms contained in any designation of a series of preferred stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of preferred stock:

1)	The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of the Board of Directors;

2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;

3)	The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;

4)	Whether the shares of such class or series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;

5)	The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

6)	Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

7)	Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;

8)	The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of the common stock or shares of stock of any other class or any other series of the same class;

9)	The conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issuance of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

10)	The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of preferred stock as to the payment of dividends, the distribution of assets and all other matters;

11)	Facts or events to be ascertained outside the articles of incorporation of the Company, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependent and the manner by which the fact or event operates upon the rate, condition or time of payment; and

12)	Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of our articles of incorporation, as amended, to the full extent permitted by the laws of the State of Nevada.

The powers, preferences and relative, participating, optional and other special rights of each class or series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Series A Convertible Preferred Stock

The 28,092 designated shares of Series A Preferred Stock of the Company, which were designated with the Secretary of State of Nevada on August 31, 2020, have substantially similar rights as the Series C Preferred Stock of Viking (as amended), as adjusted for the exchange ratio of the Merger, and were designated to help facilitate the closing of the Merger. Specifically, each outstanding share of Series A Preferred Stock will vote an aggregate of (a) 4,900 voting shares, multiplied by (b) the exchange ratio of the Merger, on all shareholder matters, voting together with the common stock as a single class (which voting rights will equal the same voting rights that would have applied had the Series C Preferred Stock of Viking been fully converted into Viking common stock immediately prior to the effective time of the Merger)(described herein as the “voting shares”); will receive, upon the occurrence of a liquidation of the Company, the same amount of consideration that would have been due if such shares of Series A Preferred Stock had been converted into common stock of the Company immediately prior to such liquidation; and provide rights for such shares of Series A Preferred Stock to convert, at the option of the holder thereof, into a number of shares of common stock equal to (a) 4,900 shares, multiplied by (b) the exchange ratio of the Merger (which will equal the number of shares of common stock which would have been issuable to the holders of the Series C Preferred Stock of Viking in the Merger, had such Series C Preferred Stock been converted into common stock of Viking immediately prior to the effective time of the Merger)(described herein as the “conversion shares”). Such Series A Preferred Stock does not have any redemption rights and shares equally in any dividends authorized by the Board of Directors for distribution to common shareholders, on an as-converted basis. The designation of the Series A Preferred Stock also provides that such number of voting shares and conversion shares as calculated as discussed above, shall be updated by the Company following the Merger, without any required approval of the holders of such Series C Preferred Stock, to include the actual numerical value of such voting shares and conversion shares, upon closing of the Merger.

Series C Redeemable Convertible Preferred Stock

The Company’s Series C Redeemable Convertible Preferred Stock is described above under “Proposal 5—Approval of the Issuance of Such Number of Shares of Common Stock Exceeding 20% of Our Outstanding Common Stock, Issuable Upon Conversion of the 630 Shares of Series C Preferred Stock, Including Shares Issuable for Dividends and Conversion Premiums Thereon, Sold Pursuant to the June 2020 Purchase Agreement and to Approve the Terms of Such June 2020 Purchase Agreement”– “Series C Redeemablve Convertible Preferred Stock”, beginning on page 17.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

There have been no other transactions between us and any officer, director, or any shareholder owning greater than five percent (5%) of our outstanding voting shares, or any member of the above referenced individual’s immediate family, since April 1, 2018, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds $120,000, and in which we had or will have a direct or indirect material interest, except as set forth below or otherwise disclosed above under “Executive Compensation”—“Summary Executive Compensation Table”, beginning on page 31, and “Engagement Agreement”, “Letter Agreement”, “Amendment to Engagement Agreement and Letter Agreement”, and “Transaction Payments and Bonuses”, beginning on page 32, which information, as applicable, is incorporated by reference into this “Certain Relationships and Related Transactions” section.

N&B Energy Asset Disposition Agreement

On July 12, 2018, the Company entered into an Asset Purchase Agreement (the “Sale Agreement”), as seller, with N&B Energy, LLC (“N&B Energy”) as purchaser, which entity is affiliated with Richard N. Azar II, the Company’s former Chief Executive Officer and former director, and Donnie B. Seay, the Company’s former director. Pursuant to the Sale Agreement, the Company agreed to sell to N&B Energy a substantial portion of its assets, including all of the assets acquired pursuant to the terms of a December 31, 2015 Asset Purchase Agreement with Segundo Resources, LLC (“Segundo”, which entity is controlled by Mr. Azar) and certain other more recent acquisitions, other than the production payment and overriding royalty interests discussed below (the “Disposed Assets”). In consideration for the Disposed Assets, N&B Energy agreed to pay the Company $100 in cash, to assume all of the Company’s obligations and debt owed under its outstanding loan agreement with International Bank of Commerce (“IBC Bank”), which had a then outstanding principal balance of approximately $36.9 million and Segundo agreed to enter into the Segundo Settlement, described below.

Segundo Settlement

On July 12, 2018, the Company entered into a Compromise Settlement Agreement and Mutual Release with Segundo, which is owned and controlled by Mr. Azar, in partial consideration for N&B Energy agreeing to enter into the Sale Agreement. Pursuant to the Segundo Settlement, Segundo surrendered 1 share of common stock valued at $1,191,875 as of the effective date of the closing of the acquisition contemplated by the December 31, 2015 Asset Purchase Agreement (which closing effective date was April 1, 2016) for cancellation (which cancellation occurred in October 2018), and released the Company from any and all claims which Segundo previously alleged were owed under the terms of the December 31, 2015 Asset Purchase Agreement. the Company and Segundo also provided each other full releases in connection with the December 31, 2015 Asset Purchase Agreement and Segundo agreed to indemnify the Company and hold it harmless against any claims made by the other sellers under the December 31, 2015 Asset Purchase Agreement.

First Amendment to Sale Agreement

Also on August 3, 2018, the Company and N&B Energy entered into a First Amendment to Asset Purchase Agreement (the “First Amendment”), which amended the terms of the Sale Agreement to (a) modify, clarify and replace certain of the exhibits to the original Sale Agreement, including the terms of the overriding royalty interests and production payment agreed to be granted to the Company as part of such Sale Agreement; (b) amend the Sale Agreement to remove the requirement that the Company obtain shareholder approval prior to the closing of such Sale Agreement; and (c) include a deadline of August 31, 2018, for N&B Energy’s due diligence under the Sale Agreement.

Additionally, in order to avoid the significant time required to file a proxy statement with the Securities and Exchange Commission, clear comments with the Securities and Exchange Commission, hold a meeting and obtain shareholder approval, and because such shareholder approval was not required pursuant to applicable law or the rules of the NYSE American, the Company’s management determined to not seek shareholder approval, but to instead seek a third-party opinion as to the fairness of the transaction to the Company’s shareholders.

Second Amendment to Sale Agreement

On September 24, 2018, the Company, N&B Energy and CE Operating, LLC, the Company’s wholly-owned subsidiary (“CE Operating”), entered into a Second Amendment to Asset Purchase Agreement (the “Second Amendment”), which amended the terms of the Sale Agreement. Pursuant to the Second Amendment, the Company, N&B Energy and CE Operating agreed (a) to clarify that all of the representations of the Company made in the Sale Agreement relating to portions of the Disposed Assets held in the name of CE Operating shall be deemed made by CE Operating and not the Company and that CE Operating shall be deemed a party to the Sale Agreement, solely in order to make such representations; and (b) to extend the deadline for closing the transactions contemplated by the Sale Agreement to September 26, 2018, or such other date as the Company and N&B shall agree upon in writing.

Assumption Agreement

On September 26, 2018, the Company entered into an Assumption Agreement (the “Assumption Agreement”) with IBC Bank; CE Operating; N&B Energy, which entity is affiliated with Richard N. Azar, II, the Company’s former Chief Executive Officer and former director (“Azar”), and Donnie B. Seay, the Company’s former director (“Seay”); Azar; RAD2 Minerals, Ltd., an entity owned and controlled by Azar (“RAD2”); Seay; and DBS Investments, Ltd., an entity owned and controlled by Seay. Azar, Seay, RAD2, and DBS are collectively referred to as the “Guarantors”.

Pursuant to the Assumption Agreement, N&B Energy agreed to assume all of the Company’s liabilities and obligations owed to IBC Bank under the Company’s prior note, loan agreement and related documents with IBC Bank (collectively, the “Loan Documents”), the amount due under and in connection which was secured by (a) an Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 25, 2016, covering all of the Company’s right, title and interest in and to certain oil, gas and mineral leases and/or minerals, mineral interests and estates located in Lincoln, Payne, and Logan Counties, Oklahoma; (b) an Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 1, 2018, covering all of the Company’s right, title, and interest in and to certain oil, gas, and mineral leases and/or mineral interests and estates located in Okfuskee County, Oklahoma (collectively, the “Orion Interests”); and (c) the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of August 25, 2016, covering the Company’s mineral interests located in Glasscock County, Texas (collectively, the “West Texas Properties”).

Additionally, pursuant to the Assumption Agreement, IBC Bank approved the transactions contemplated by the Sale Agreement and the assumption by N&B Energy of all of the amounts and liabilities which the Company owed to IBC Bank (the “IBC Obligations”) and N&B Energy agreed to assume all of the IBC Obligations. Finally, pursuant to the Assumption Agreement, IBC Bank released and forever discharged the Company and CE Operating and each of their current and former officers, directors, and shareholders, from all covenants, agreements, obligations, claims and demands of any kind, whether in law or at equity, which IBC Bank then had, arising out of or related to the amounts which the Company owed to IBC Bank under the Note, Loan Agreement or mortgages and/or under such documents or agreements, and further agreed to release the lien which IBC Bank then held on the West Texas Properties.

N&B Energy Sale Agreement Closing

On September 26, 2018, the transactions contemplated by the Sale Agreement closed and N&B Energy assumed all of the IBC Obligations (pursuant to the Assumption Agreement described above) and paid the Company $100 in cash, and the Company transferred ownership of the Disposed Assets to N&B Energy.

Notwithstanding the sale of the Disposed Assets, the Company retained its assets in Glasscock County and Hutchinson Counties, Texas and also retained a 12.5% production payment (effective until a total of $2.5 million has been received); a 3% overriding royalty interest in its existing Okfuskee County, Oklahoma asset; and retained an overriding royalty interest on certain other undeveloped leasehold interests, pursuant to an Assignment of Production Payment and Assignment of Overriding Royalty Interests.

The effective date of the Sale Agreement was August 1, 2018. The Assets were assigned “as is” with all faults.

As a result of the Assumption Agreement and the Sale Agreement, the Company reduced its liabilities by $37.9 million and its assets by approximately $12.1 million.

Discover Transactions

On October 5, 2017, the Company and Discover Growth Fund (“Discover Growth”) entered into a Stock Purchase Agreement, amended on March 2, 2018 (as amended, the “October 2017 Purchase Agreement”) pursuant to which the Company agreed to sell, pursuant to the terms thereof, 1,683 shares of its Series C Preferred Stock for $16 million (a 5% original issue discount to the face value of such shares), subject to certain conditions set forth therein.

During the years ended March 31, 2020 and 2019, the Company sold 525 shares and 1,577 shares, respectively, of Series C Preferred Stock to Discover pursuant to the terms of the February 2020 Purchase Agreement (discussed and defined below),  the October 2018 Purchase Agreement (discussed and defined below) and November 2018 Purchase Agreement (discussed and defined below), for total proceeds of $5 million and $15 million, respectively.

Since March 31, 2020, the Company has sold an additional 630 shares of Series C Preferred to Discover pursuant to the terms of the June 2020 Purchase Agreement, discussed above under Proposal 5—“Viking Investment”, beginning on page 18, for $6 million in proceeds.

During the year ended March 31, 2019, Discover converted 404 shares of the Series C Preferred Stock with a face value of $4.04 million, and a total of 3,794 shares of common stock were issued, which includes additional shares for conversion premiums and true ups in connection with those conversions through March 31, 2019.

During the year ended March 31, 2020, Discover and Discover Growth, which purchased shares of Series C Preferred Stock from us in December 2018 and which subsequently transferred all of its shares of Series C Preferred Stock to Discover, converted 11 shares of the Series C Preferred Stock with a face value of $110,000, and a total of 4,899,442 shares of common stock were issued, which includes additional shares for conversion premiums and true ups in connection with those conversions through March 31, 2020.

The Series C Preferred Stock holder (Discover) did not convert any shares of Series C Preferred Stock into common stock during the period from January 1, 2020 to March 31, 2020. Since July 1, 2020, and through the date of this Proxy Statement, (a) Discover converted 181 shares of Series C Preferred Stock into 11,854,819 shares of common stock, of which all but 15,348 shares (which are currently held in abeyance subject to the Company increasing its authorized shares of common stock), have been fully issued to date, and which conversions of 181 shares of Series C Preferred Stock occurred on August 5, 2020 (30 Series C Preferred Stock shares), August 12, 2020 (29 Series C Preferred Stock shares), August 21, 2020 (31 Series C Preferred Stock shares), August 26, 2020 (31 Series C Preferred Stock shares), August 27, 2020 (60 Series C Preferred Stock shares), September 9, 2020 (38 Series C Preferred Stock shares), September 15, 2020 (37 Series C Preferred Stock shares); and September 29, 2020 (2 Series C Preferred Stock shares); and (b) Discover was issued an additional 4,974,192 shares of common stock in connection with the conversion of shares of Series C Preferred into common stock during the quarter ended June 30, 2020, which shares were previously held in abeyance, subject to Discover’s 9.99% ownership limitation set forth in the designation of the Series C Preferred Stock.

As of the date of this Proxy Statement, Discover, the holder of the Series C Preferred Stock is still due approximately 118,196,755 shares of common stock upon the conversion of the outstanding Series C Preferred Stock (ignoring the 9.99% beneficial ownership limitation governing the Series C Preferred Stock and including 15,348 shares which are currently held in abeyance subject to the Company increasing its authorized shares of common stock), when including conversion premiums thereon, based on the Company’s calculation of the current conversion price thereof, which number of shares is subject to increase exponentially as the value of the Company’s common stock declines in value.

On April 6, 2016, the Company entered into a Securities Purchase Agreement with Discover, pursuant to which the Company issued a redeemable convertible subordinated debenture, with a face value of $530,000, initially convertible into shares of common stock at a conversion price equal to $101,562.50 per share. The debenture matures in seven years and accrues interest at a rate of 6.0% per annum. Due to the prior decline in the price of the Company’s common stock and that a trigger event occurred on June 30, 2016 as a result of the delay in filing the Company’s Annual Report on Form 10-K for the year ended March 31, 2016, the premium rate on the debenture increased from 6% to 34% and the conversion discount became (a) 85% of the lowest daily volume weighted average price during the measuring period (60 days prior to and 60 days after the last date that Discover receives the last of the shares due), less $78,125 per share of common stock which resulting value is not to exceed (b) 85% of the lowest sales price on the last day of such period less $78,125 per share.

On October 31, 2018, Discover converted the entire $495,000 remaining balance of principal owed under the terms of a convertible debenture, into an aggregate of 642 shares of common stock, including 5 shares of common stock issuable upon conversion of the principal amount thereof (at a conversion price of $101,562.50 per share), and 637 shares in connection with conversion premiums due thereon (at an initial conversion price, as calculated as provided in such debenture, of $1,912.50 per share). A total of 80 of such shares were issued to Discover in connection with the initial conversion and the remaining shares were held in abeyance subject to Discover’s 9.99% ownership limitation, to be issued from time to time, at the request of Discover. Subsequent to the October 31, 2018 conversion date, Discover was due an additional 38,116 shares of common stock in connection with true ups associated with the original issuance, as a result of the conversion price of the conversion premiums falling to $31.25 per share pursuant to the terms of the convertible debenture, all of which shares have been issued to date.

On October 29, 2018 and effective October 26, 2018, the Company and Discover, entered into a Stock Purchase Agreement (as amended from time to time, the “October 2018 Purchase Agreement”).

Under the terms of the October 2018 Purchase Agreement, Discover purchased 369 shares of Series C Preferred Stock on the closing date of the agreement, October 29, 2018, for $3.5 million.

Pursuant to the October 2018 Purchase Agreement, as long as Discover holds any shares of Series C Preferred Stock, the Company agreed that it would not issue or enter into or amend an agreement pursuant to which it may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that the Company has not materially breached the terms of the October 2018 Purchase Agreement, the Company may at any time, in its sole and absolute discretion, repurchase from Discover all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Discover 110% of the aggregate face value of all such shares.

The Company also agreed to provide Discover a right of first offer to match any offer for financing the Company may receive from any person while the shares of Series C Preferred Stock sold pursuant to the October 2018 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, the Company agreed that if it issues any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Discover, then it would notify Discover of such additional or more favorable term and such term, at Discover’s option, may become a part of the transaction documents with Discover.

The October 2018 Purchase Agreement includes customary provisions requiring that the Company indemnify Discover against certain losses; representations and warranties and covenants.

November 2018 Purchase Agreement

On November 23, 2018 and effective November 23, 2018, the Company and Discover entered into a Stock Purchase Agreement, which was amended on December 3, 2018 (as amended to date, and from time to time, the “November 2018 Purchase Agreement”).

Under the terms of the November 2018 Purchase Agreement, Discover purchased 263 shares of Series C Preferred Stock, in consideration for $2.5 million on December 4, 2018.

Pursuant to the November 2018 Purchase Agreement, as long as Discover holds any shares of Series C Preferred Stock, the Company agreed that it would not issue or enter into or amend an agreement pursuant to which it may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security, or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that the Company has not materially breached the terms of the November 2018 Purchase Agreement, the Company may at any time, in its sole and absolute discretion, repurchase from Discover all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Discover 110% of the aggregate face value of all such shares.

The Company also agreed to provide Discover a right of first offer to match any offer for financing it may receive from any person while the shares of Series C Preferred Stock sold pursuant to the November 2018 Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, the Company agreed that if the Company issues any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Discover, then the Company would notify Discover of such additional or more favorable term and such term, at Discover’s option, may become a part of the transaction documents with Discover.

The November 2018 Purchase Agreement includes customary provisions requiring that the Company indemnify Discover against certain losses; representations and warranties and covenants.

February 2020 Stock Purchase Agreement

On and effective February 3, 2020, the Company and Discover entered into a Stock Purchase Agreement (the “February 2020 Purchase Agreement”).

Under the terms of the February 2020 Purchase Agreement, Discover purchased 525 shares of Series C Preferred Stock for $5 million, at a 5% original issue discount to the $10,000 face value of such preferred stock (the “Face Value”).

Pursuant to the February 2020 Purchase Agreement, as long as Discover holds any shares of Series C Preferred Stock, the Company agreed that, except as contemplated in connection with the Merger, it would not issue or enter into or amend an agreement pursuant to which the Company may issue any shares of common stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price. the Company also agreed that it would not issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of common stock (i) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of the security or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock.

Additionally, provided that the Company has not materially breached the terms of the 2020 February Purchase Agreement, the Company may at any time, in its sole and absolute discretion, repurchase from Discover all, but not less than all, of the then outstanding shares of Series C Preferred Stock sold pursuant to the agreement by paying to Discover 110% of the aggregate face value of all such shares.

The Company also agreed to provide Discover a right of first offer to match any offer for financing the Company receives from any person while the shares of Series C Preferred Stock sold pursuant to the 2020 February Purchase Agreement are outstanding, except for debt financings not convertible into common stock, which are excluded from such right to match.

Finally, the Company agreed that if it issues any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Discover, then the Company would notify Discover of such additional or more favorable term and such term, at Discover’s option, may become a part of the transaction documents with Discover.

The Company also agreed pursuant to the 2020 February Purchase Agreement that if the Merger did not close by the required date approved by the parties thereto (as such may be extended from time to time), and if the amount of funds loaned by the Company to Viking in connection with the February Secured Note, plus any applicable interest is returned to the Company by Viking, the Company is required, at Discover’s option in its sole and absolute discretion, to immediately repurchase from Discover all then outstanding Series C Preferred Stock shares acquired by Discover pursuant to the 2020 February Purchase Agreement, by paying to Discover 110% of the aggregate Face Value of all such shares. However, this requirement was terminated pursuant to the Company’s entry into the June 22, 2020 Amendment to February 2020 Purchase Agreement with Discover discussed below under “Amendment to February 2020 Stock Purchase Agreement”.

Waiver and Amendment Agreement

On February 3, 2020, the Company and Discover entered into a Waivers and Amendments to Stock Purchase Agreements (the “Preferred Amendment”), pursuant to which Discover (a) waived any and all Trigger Events (as defined in the certificate of designation of the Series C Preferred Stock (the “Designation”)) that had occurred prior to February 3, 2020, (b) agreed that all calculations provided for in the Designation would be made as if no such Trigger Event had occurred, and (c) waived any right to receive any additional shares of common stock based upon any such Trigger Event, with respect to all shares of Series C Preferred Stock, other than any which have already been converted.

The Investor also (a) waived any and all breaches and defaults that have occurred through February 3, 2020, and (b) waived all rights and remedies with respect to such breaches and defaults.

The Preferred Amendment also provided that the Company was required to file a proxy to hold a shareholder meeting to approve an increase in the Company’s authorized common stock to 25 million shares as soon as possible (which meeting was held on, and such shareholders approved the increase in such shares on, April 16, 2020), and use its commercially reasonable best efforts to cause such increase to be declared effective as soon as possible, and in any event within 90 days of February 3, 2020; provided that such increase became effective on April 17, 2020. Discover also agreed that all calculations provided for in the Designation would be made as if no such prior Trigger Event had occurred, and to waive any right to receive any additional shares of common stock based upon any such prior Trigger Event.

Discover agreed, pursuant to the Preferred Amendment, that the conversion rate of conversion premiums pursuant to the Designation would remain (a) 95% of the average of the lowest 5 individual daily volume weighted average prices during the applicable Measuring Period (as defined in the Designation), not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $0.05 per share of common stock, unless a triggering event has occurred, and that such $0.05 per share discount would not be adjusted in connection with the Company’s previously reported reverse stock splits; and (b) 85% of the average of the lowest individual daily volume weighted average price during the applicable Measuring Period (as defined in the Designation), not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $0.10 per share of common stock, if a triggering event has occurred, and that such $0.10 per share discount would not be adjusted in connection with the Company’s previously reported reverse stock splits.

The Preferred Amendment also provided that the Measuring Period (as defined in the Designation) would begin on the date of the Agreement, February 3, 2020, for all outstanding shares of Series C Preferred Stock; and that the Designation would be amended to provide that holders of the Series C Preferred Stock will vote with holders of common stock as a single class, on an as converted basis subject to the beneficial ownership limitation set forth in the Designation; provided that the NYSE American has since advised the Company that such amendment would not be possible under the current rules of the NYSE American. Because the beginning date for the Measuring Period for all outstanding shares of Series C Preferred Stock is February 3, 2020, the conversion price of the conversion premiums on such Series C Preferred Stock will never be above approximately $0.3985 per share (as adjusted for future reverse stock splits, if any)(the current estimated lowest conversion price in the period from February 3, 2020 to the date of this Proxy Statement), regardless of the actual trading price of the Company’s common stock.

The Company used the funds received pursuant to the February 2020 Purchase Agreement to purchase the February Secured Note from Viking, as discussed in greater detail under Proposal 5—“Viking Investment”, beginning on page 18.

June 2020 Purchase Agreement

On and effective June 22, 2020, the Company and Discover entered into the June 2020 Purchase Agreement, discussed and described above under Proposal 5, which discussion is incorporated by reference in this Section.

Separately, as discussed above under Proposal 5—“Viking Investment”, beginning on page 18, Viking agreed that if the Merger Agreement is terminated prior to the closing of the Merger, Viking will owe the Company, in addition to the required repayment of the Secured Notes, an additional amount equal to (i) 115.5% of the original principal amount of the Secured Notes, minus (ii) the amount due to the Company pursuant to the terms of the Secured Notes upon repayment thereof.

Amendment to February 2020 Stock Purchase Agreement

On June 22, 2020, the Company and Discover entered into an Amendment to Stock Purchase Agreement (the “SPA Amendment”), pursuant to which Discover agreed to terminate the obligation set forth in the February 2020 Purchase Agreement, discussed above, which would have required the Company to redeem the 525 shares of Series C Preferred Stock sold by the Company pursuant to the February 2020 Purchase Agreement, together with a 10% prepayment penalty thereon (totaling an aggregate of $5,775,000), in the event the Merger was terminated.

Lineal Transactions

Securities Exchange Agreement and Termination Agreement

In connection with an Agreement and Plan of Merger entered into on July 9, 2019 with Lineal, the Company entered into (a) a Security Exchange Agreement dated July 8, 2019 (the “Exchange Agreement”), by and between the Company and Discover; and (b) a Termination Agreement dated July 8, 2019, by and between the Company and Discover Growth, both of which agreements have since terminated prior to any transactions contemplated thereunder becoming effective as a result of the Redemption Agreement (discussed below).

Redemption Agreement

On December 31, 2019 (the “Effective Date”), the Company entered into, and closed the transactions contemplated by, a Preferred Stock Redemption Agreement (the “Redemption Agreement” and the redemption contemplated thereby, the “Redemption”), by and between the Company, Lineal Star Holdings, LLC, the Company’s wholly-owned subsidiary at the time of the entry into the Redemption Agreement (“Lineal”), Lineal’s wholly-owned subsidiaries, and the holders of the Company’s Series E Redeemable Convertible Preferred Stock (“Series E Preferred Stock”) and Series F Redeemable Preferred Stock (“Series F Preferred Stock”, and the holders of the Series E Preferred Stock and Series F Preferred Stock, the “Preferred Holders”).

Effective on July 9, 2019, the Company had acquired 100% ownership of Lineal from the Preferred Holders, then members of Lineal, in consideration for 1,000,000 shares of Series E Preferred Stock and 16,750 shares of Series F Preferred Stock, pursuant to the terms of an Agreement and Plan of Merger entered into on July 9, 2019 (the “Lineal Merger”).

The certificate of designations providing for the rights and preferences of the Series E Preferred Stock and Series F Preferred Stock allowed for certain rights of the Preferred Holders, including, in certain cases, the redemption, at the option of the Preferred Holders, of all shares of Series E Preferred Stock and Series F Preferred Stock, for 100% of the outstanding interests of Lineal held by the Company.

Pursuant to the Redemption Agreement, the parties thereto mutually agreed to unwind the Lineal Merger and allow for the redemption in full of Lineal by the Preferred Holders. The mutual determination to move forward with such redemption transaction was due partially to the fact that Lineal had, since the date of the Lineal Merger, been unable to complete a further acquisition or combination which would allow the post-Lineal Merger combined company to meet the initial listing standards of the NYSE American. This was a requirement to the Company having to seek shareholder approval for the terms of the Series E Preferred Stock (including the voting rights (i.e., the right, together with the Series F Preferred Stock, to vote 80% of the Company’s voting shares) and conversion rights (i.e., the right to convert into between 67-70% of the Company’s post-shareholder approval capitalization) associated therewith). Consequently, and because no definitive timeline was able to be established for when the Company believed it would meet the NYSE American initial listing standards and consequently, when shareholder approval would be sought or received for the terms of the Series E Preferred Stock and Series F Preferred Stock, the Preferred Holders and the Company determined it was in their mutual best interests to unwind the Lineal Merger by way of the Redemption.

Pursuant to the Redemption Agreement, effective as of December 31, 2019, each holder of Series E Preferred Stock transferred such Series E Preferred Stock to the Company in consideration for their pro rata share (except as discussed below in connection with the Series F Preferred Stock holder, who was also a holder of Series E Preferred Stock) of 100% of the Common Shares of Lineal and the holder of the Series F Preferred Stock transferred such Series F Preferred Stock (and such Series E Preferred Stock shares held by such holder) to the Company in consideration for 100% of the Preferred Shares of Lineal and as a result, ownership of 100% of Lineal was transferred back to the Preferred Holders, the original owners of Lineal prior to the Lineal Merger. Additionally, all of the Series E Preferred Stock and Series F Preferred Stock of the Company was automatically cancelled and deemed redeemed by the Company and the Series F Holder waived and forgave any and all accrued dividends on the Series F Preferred Stock.

The Redemption Agreement also provided for (a) the entry by Lineal and the Company into a new promissory note in the amount of $1,539,719, evidencing the repayment of a promissory note in the original amount of $1,050,000 provided by Lineal to the Company at the time of the closing of the Lineal Merger, together with additional amounts loaned by the Company to Lineal through December 31, 2019 (the “New Note”); (b) the loan by the Company to Lineal of an additional $800,000, which was evidenced by a promissory note in the amount of $800,000, entered into by Lineal in favor of the Company on December 31, 2019 (“Note No. 2”); and (c) the termination of the prior Plan of Merger and Funding and Loan Agreement entered into in connection therewith (pursuant to which all funds previously held in a segregated account for future Lineal acquisitions, less amounts loaned pursuant to Note No. 2, were released back to the Company).

The Redemption Agreement also required the Company to obtain a tail directors and officers liability insurance policy for six years following the effective date of the Redemption, which must be in place prior to December 31, 2020 and provided for (i) mutual general releases by (a) Lineal, its subsidiaries, and each Preferred Holder, subject to certain limited exceptions in the event of a third-party claim and (b) the Company; (ii) non-disparagement and confidentiality obligations of the parties; and (iii) indemnification obligations, each as described in greater detail in the Redemption Agreement.

The New Note, issued by Lineal as borrower, in the amount of $1,539,719, accrues interest, payable quarterly in arrears, beginning on March 31, 2020, at 10% per annum (18% upon the occurrence of an event of default), and continuing until December 31, 2021, when all interest and principal is due. The New Note contains a provision whereby payments of principal and interest owed under the note are suspended and interest does not accrue if the Company fails to pay certain indemnification obligations under the Redemption Agreement, and if such amounts continue unpaid for 30 days, then the amount of principal and interest due under the note is offset by the amount of such unpaid obligations. The New Note contains standard and customary events of default, including cross-defaults with Note No. 2, and if a change of control of Lineal occurs (as described in the New Note) which is not pre-approved by the Company.

Note No. 2, issued by Lineal as borrower, in the amount of $800,000, accrues interest, payable quarterly in arrears, beginning on March 31, 2020, at 8% per annum (18% upon the occurrence of an event of default), and continuing until December 31, 2021, when all interest and principal is due. The New Note contains a provision whereby payments of principal and interest owed under the note are suspended and interest does not accrue if the Company fails to pay certain indemnification obligations under the Redemption Agreement, and if such amounts continue unpaid for 30 days then the amount of principal and interest due under the note is offset by the amount of such unpaid obligations (provided there is only one offset under either of the New Note and Note No. 2, with priority being given to the New Note). The New Note contains standard and customary events of default, including cross-defaults with the New Note, if a change of control of Lineal occurs (as described in the New Note) which is not pre-approved by the Company or if Lineal distributes cash or other assets to its members, other than amounts to cover taxes of the members, as described in greater detail in the New Note.

The result of the Redemption was to effectively unwind the Lineal Merger, effective as of December 31, 2019.

COVID-19 has impacted the operations of Lineal and Lineal and has notified the Company that it currently has insufficient liquidity to make scheduled interest payments due under the New Note and Note No. 2. The Company is in negotiations with Lineal to restructure the notes as of the date of this Proxy Statement.

Compensation Agreements

Separation and Release Agreement

Effective on May 25, 2018, Richard N. Azar II resigned as Chief Executive Officer of the Company. Pursuant to a Separation Agreement entered into with Mr. Azar, he released the Company from claims in connection with various employment related statutes and laws and the Company agreed to pay him a severance payment of $150,000 and to grant him warrants to purchase 32 shares of the Company’s common stock at an exercise price of $12,187.50 per share.

Related Party Office Space Use

BlackBriar, of which Mr. Robert Schleizer, the Chief Financial Officer of the Company is the Managing Partner, is providing the Company’s office space without charge to the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Currently, our Board does not have a Chairman. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Family Relationships

There are no family relationships among our directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Information Concerning the Board and its Committees

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have previously compensated our directors for service on the Board and committees thereof through the issuance of shares of common stock, stock options and cash compensation for meeting fees. Additionally, we reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof (as described below). The Board annually appoints the executive officers of the Company and the executive officers serve at the discretion of the Board.

Executive Sessions of the Board

The independent members of the Board of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Communicating with our Board

Shareholders may contact the Board about bona fide issues or questions about the Company by writing the Secretary at the following address: Attn: Secretary, Camber Energy, Inc., 1415 Louisiana, Suite 3500, Houston, Texas 77002.

Our Secretary, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Board of Directors and Committee Meetings

For the fiscal year ending March 31, 2020, the Board held 14 meetings and took various other actions via the unanimous written consent of the Board and the various committees described below. All directors attended at least 75% of the Board of Directors meetings and committee meetings relating to the committees on which each director served. All of the then current directors attended our fiscal year 2020 Annual Shareholder meeting held on March 11, 2020. The Company encourages, but does not require all directors to be present at annual meetings of shareholders.

Board of Directors Committee Membership

Our Board of Directors has the authority to appoint committees to perform certain management and administration functions. The Board currently has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. Mr. Fred Zeidman and Mr. James G. Miller are “independent” members of the Board, as defined in Section 803(A) of the NYSE American Company Guide. Committee membership and the functions of those committees are described below.

	Audit Committee	Compensation Committee	Nominating and Governance Committee
Robert Schleizer
Fred S. Zeidman	M	C	C
James G. Miller	C	M	M

C - Chairman of Committee.

M – Member.

Audit Committee

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Audit Committee’s function is to provide assistance to the Board in fulfilling the Board’s oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and our Bylaws as the Committee or the Board deems appropriate. The Audit Committee produces an annual report for inclusion in our Proxy Statement. The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the NYSE American, the SEC and the federal securities laws.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Board has determined that Mr. Fred Zeidman and Mr. James G. Miller are “independent,” and that Mr. Miller is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Miller has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information above.

For the fiscal year ending March 31, 2020, the Audit Committee held four formal meetings, and took various actions via a unanimous written consent of the committee. The Audit Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 14.3 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

Compensation Committee

The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain advisors to advise the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees of independent directors, as it deems appropriate.

For the fiscal year ending March 31, 2019, the Compensation Committee held no formal meetings, but did take various actions via a unanimous written consent of the committee. The Compensation Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 14.5 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Fred S. Zeidman (Chairman) and James G. Miller, who are each independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2020, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for (1) assisting the Board by identifying individuals qualified to become Board members; (2) recommending individuals to the Board for nomination as members of the Board and its committees; (3) leading the Board in its annual review of the Board’s performance; (4) monitoring the attendance, preparation and participation of individual directors and to conduct a performance evaluation of each director prior to the time he or she is considered for re-nomination to the Board; (5) reviewing and recommending to the Board responses to shareowner proposals; (6) monitoring and evaluating corporate governance issues and trends; (7) providing oversight of the corporate governance affairs of the Board and the Company, including consideration of the risk oversight responsibilities of the full Board and its committees; (8) assisting the Board in organizing itself to discharge its duties and responsibilities properly and effectively; and (9) assisting the Board in ensuring proper attention and effective response to shareholder concerns regarding corporate governance. We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Nominating and Governance Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Nominating and Governance Committee will consider candidates recommended by shareholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described below. The Secretary will send properly submitted shareholder recommendations to the Committee. Individuals recommended by shareholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by shareholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit shareholders to nominate directors at an annual meeting of shareholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NYSE American and SEC rules and regulations.

For the fiscal year ending March 31, 2019, the Nominating and Governance Committee held no formal meetings, but did take various actions via a unanimous written consent of the committee. The Nominating and Governance Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 99.2 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2013, filed with the Commission on June 28, 2013.

Director Nominations Process

As described above, the Nominating and Governance Committee will consider qualified director candidates recommended in good faith by shareholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Camber Energy, Inc., 1415 Louisiana, Suite 3500, Houston, Texas 77002. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about shareholder recommended nominees in order to comply with any applicable laws, rules, the Company’s Bylaws or regulations or to the extent such information is required to be provided by such shareholder pursuant to any applicable laws, rules or regulations.

Director Independence

During the year ended March 31, 2020, the Board determined that 67% of the Board is independent under the definition of independence and in compliance with the listing standards of the NYSE American listing requirements. Based upon these standards, the Board has determined that Mr. Miller and Mr. Zeidman are “independent” members of the Board of Directors as defined in Section 803(A) of the NYSE American Company Guide, and Mr. Schleizer is not “independent” due to his status as an officer of the Company (see “Information About Our Executive Officers”, above beginning on page 30).

Code of Ethics

On November 29, 2016, the Board of Directors approved and adopted an amended and restated Code of Business and Ethical Conduct (the “Revised Code”), which applies to all officers, directors and employees. The Revised Code replaced the Company’s prior Code of Ethics adopted in June 2009 and reflects, among other matters, clarifications and revisions relating to conflicts of interest, confidentiality, compliance with laws, reporting and enforcement, and other matters intended to update the Company’s Code of Ethics.

You can access our Revised Code on our website at www.camber.energy, and any shareholder who so requests may obtain a free copy of our Code of Ethics by submitting a written request to our Secretary. Additionally, the Code of Ethics was filed as an exhibit to the Company’s Form 8-K dated November 29, 2016, filed with the SEC on December 5, 2016, as Exhibit 14.1 thereto.

We intend to disclose any amendments or future amendments to our Revised Code and any waivers with respect to our Revised Code granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.camber.energy within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Revised Code to any such officers or employees.

The Revised Code includes a policy on reporting illegal or unethical business or workplace conduct by employees, officers or members of the Board, which replaced our prior Whistleblower Protection Policy adopted in 2009.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

Policy Against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between shareholders and executives that equity awards are intended to build. As such, while the Company does not currently have a formal policy which prohibits short sales of Company stock and/or trading in derivatives (such as put and call options) that relate to Company securities, such transactions are discouraged by the officers and directors, none of which own any equity in the Company as of the date of this proxy.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Interim Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy to date.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during fiscal 2020 and through the date of this filing, were timely made.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

DISSENTERS’ RIGHTS

Under Nevada law there are no dissenters’ rights available to our shareholders in connection with any of the Proposals.

ADDITIONAL INFORMATION

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website at https://ir.camber.energy/sec-filings as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this Proxy Statement.

The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt upon receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Camber Energy, Inc., 1415 Louisiana Street, Suite 3500, Houston, Texas 77002.

OTHER MATTERS

As of the date of this Proxy Statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)       No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)       No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

STOCKHOLDER PROPOSALS

Shareholder Proposals for 2022 Annual Meeting of Shareholders and 2022 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2022 fiscal year Annual Meeting of shareholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002, not earlier than the close of business on [__________], 2021, and not later than the close of business on [__________], 2021, together with written notice of the shareholder’s intention to present a proposal for action at the fiscal 2022 Annual Meeting of shareholders, unless our annual meeting date occurs more than 30 days before or 30 days after [__________], 2021. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Nominations For Directors

The Nominating and Governance Committee will consider qualified director candidates recommended in good faith by shareholders, by the same deadlines set forth above under “Shareholder Proposals for 2022 Annual Meeting of Shareholders and 2022 Proxy Materials”, provided those nominees meet the requirements of NYSE American and applicable federal securities law, and the requirements of the Company’s Bylaws. The Nominating and Governance Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Camber Energy, Inc., 1415 Louisiana, Suite 3500, Houston, Texas 77002. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about shareholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such shareholder pursuant to any applicable laws, rules or regulations.

DOCUMENTS INCORPORATED BY REFERENCE

In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with “Proposal 5 - Approval of the Issuance of Such Number of Shares of Common Stock Exceeding 20% of Our Outstanding Common Stock, Issuable Upon Conversion of the 630 Shares of Series C Preferred Stock, Including Shares Issuable for Dividends and Conversion Premiums Thereon, Sold Pursuant to the June 2020 Purchase Agreement and to Approve the Terms of Such June 2020 Purchase Agreement”, of this Proxy Statement are incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended March 31, 2020, which was filed with the SEC on June 29, 2020, a copy of which has been made available with this proxy statement, and specifically to the sections included therein entitled as follows: (i) “Selected Financial Data”; (ii) “Financial Statements and Supplementary Data”; (iii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (iv) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; and (v) “Quantitative and Qualitative Disclosures About Market Risk”.  We are delivering to security holders with this proxy statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2) of Schedule 14A.

Sincerely,

/s/ Louis G. Schott

Louis G. Schott
Interim Chief Executive Officer

Houston, Texas

November [ ], 2020

APPENDIX A

*090204*

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Camber Energy, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
Article Four Capital Stock is deleted and replaced in its entirety with Article Four set forth on the attachment hereto (which shall have no effect on any previously designated series of preferred stock)

3. The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 1-5-15

ARTICLE FOUR. CAPITAL STOCK

A.	General Authorization.

The Corporation has the authority to issue Eighty-Five Million (85,000,000) shares of stock consisting of:

(1)	Common Stock. Sixty-Five Million (75,000,000) shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and

(2)	Preferred Stock. Ten Million (10,000,000) shares of Preferred Stock having a par value of $0.001 per share (the “Preferred Stock”).

All capital stock when issued shall be fully paid and nonassessable. No holder of shares of stock of this Corporation is entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter issue.

B.	Common Stock.

(1)	Number of Shares. The Common Stock shall consist of Sixty-Five Million (65,000,000) shares.

(2)	Voting. Except as provided in these Articles of Incorporation or by applicable law, each holder of Common Stock is entitled to one vote for each share of Common Stock held of record on all matters as to which Common Shareholders are entitled to vote, which voting rights shall not be cumulative in any election of Directors.

(3)	Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of Preferred Stock and except as may be provided by the laws of the State of Nevada, the Common Shareholders shall have all other rights of shareholders.

C.	Preferred Stock.

Subject to the terms contained in any designation of a series of Preferred Stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of Preferred Stock of the Corporation:

(1)	The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of the Board of Directors;

(2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;

(3)	The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;

(4)	Whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;

(5)	The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(6)	Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(7)	Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;

(8)	The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Common Stock or shares of stock of any other class or any other series of the same class;

(9)	The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

(10)	The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters;

(11)	Facts or events to be ascertained outside the articles of incorporation of the Corporation, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependent and the manner by which the fact or event operates upon the rate, condition or time of payment;

(12)	Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of the Articles of Incorporation of this Corporation, to the full extent permitted by the laws of the State of Nevada.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

APPENDIX B

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made and entered into on June 22, 2020 (“Effective Date”), by and between Camber Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears on the signature page hereto (“Investor”).

Recitals

A.       The parties desire that, upon the terms and subject to the conditions herein, Investor will purchase $6 million in shares of Series C Redeemable Convertible Preferred Stock of the Company; and

B.       The offer and sale of the Securities provided for herein are being made pursuant to the exemptions from registration under Section 4(a)(2) of the Act as a transaction by an issuer not involving any public offering, and as an offshore private placement of restricted securities pursuant to Rule 506 of Regulation D.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

I.       Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1 or the other Transaction Documents.

II.       Purchase and Sale.

A.       Purchase Amount. Subject to the terms and conditions herein and the satisfaction of the conditions to Closings set forth below, Investor hereby irrevocably agrees (pursuant to the terms of this Agreement below, including the Company Option), to purchase 630 Preferred Shares at $10,000.00 per share (“Face Value”) with a 5.0% original issue discount (“OID”) for the sum of $6,000,000.00 (“Purchase Amount”).

B.       Deliveries. The following documents will be fully executed and delivered at the Closing:

1.       This Agreement;

2.       Legal Opinion, in the form attached hereto as Exhibit 2;

3.       Officer’s Certificate, in the form attached hereto as Exhibit 3;

4.       Secretary’s Certificate, in the form attached hereto as Exhibit 4; and

5.       A stock certificate or Transfer Agent book entry for the number of purchased Preferred Shares in the name of Investor.

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C.       Closing Conditions. The consummation of the transactions contemplated by this Agreement (each, a “Closing”) is subject to the satisfaction of each of the following conditions:

1.       All documents, instruments and other writings required to be delivered by Company to Investor pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

2.       The Common Stock is listed for and currently trading on the same or higher Trading Market and except as set forth in Schedule II.C.2, Company is in compliance with all requirements to maintain listing on the Trading Market and there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market ;

3.       The representations and warranties of Company and Investor set forth in this Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which will be true as of such date);

4.       Except for those prior breaches known to or identified by Investor prior to the Effective Date, or which have been waived by the Investor, no material breach or default has occurred under any Transaction Document with respect to any Preferred Share or any other agreement between Company and Investor or any Affiliate of Investor;

5.       There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, other than Approval, nor is there any completed, pending, threatened or, to Company’s knowledge, contemplated proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement, including without limitation the sale, issuance, listing, trading, or resale of any Shares on the Trading Market; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be completed, in progress, pending, threatened or, to Company’s knowledge, contemplated by any person other than Investor or any Affiliate of Investor, that seek to enjoin or prohibit the transactions contemplated by this Agreement; and

6.       Any rights of first refusal, preemptive rights, rights of participation, or any similar right to participate in the transactions contemplated by this Agreement, if any, have been waived in writing.

D.       Closing. Immediately when all conditions set forth in Section II.C have been fully satisfied, Company will issue and sell to Investor and Investor will purchase 630 Preferred Shares by payment to Company of $6,000,000.00, by wire transfer of immediately available funds to an account designated by Company (the “Closing”).

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III.       Representations and Warranties.

A.       Representations Regarding Transaction. Except as set forth under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.       Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a Material Adverse Effect. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect and there is no completed, pending or, to the knowledge of Company, contemplated or threatened proceeding in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.       Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

3.       No Conflicts. The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Shares and the consummation by Company of the other transactions contemplated thereby do not and will not (a) conflict with or violate any provision of Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including U.S. federal and state securities laws and regulations), or by which any material property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as would not reasonably be expected to result in a Material Adverse Effect.

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4.       Litigation. Except as set forth in Schedule III.A.4, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending, threatened, or, to the knowledge of Company, contemplated against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which would reasonably be expected to adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or the issuance, listing, trading, or resale of any Shares on the Trading Market. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

5.       Filings, Consents and Approvals. Except as set forth in Schedule III.A.5, neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than required federal and state securities filings and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

6.       Issuance of Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

7.       Disclosure; Non-Public Information. Company will issue a press release and timely file a current report on Form 8-K (“Current Report”) by 8:30 am Eastern time on the Trading Day after the Effective Date describing the material terms and conditions of this Agreement, a copy of which will be provided to Investor prior to the Effective Date. All information that Company has provided to Investor that constitutes or might constitute material, non-public information will be included in the Current Report. Notwithstanding any other provision, except with respect to information that will be, and only to the extent that it actually is, timely publicly disclosed by Company by the date of Approval, neither Company nor any other Person acting on its behalf has provided Investor or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits and Disclosure Schedules hereto.

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No information contained in the Disclosure Schedules constitutes material non-public information. There is no adverse material information regarding Company that has not been publicly disclosed prior to the Effective Date. Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of Company. All disclosure provided to Investor regarding Company, its business and the transactions contemplated hereby, including without limitation the Disclosure Schedules, furnished by or on behalf of Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

8.       No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

9.       Financial Condition. Except as set forth on Schedule III.A.9, the Public Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any material default with respect to any Indebtedness. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt.

10.       Section 5 Compliance. No representation or warranty or other statement made by Company in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

11.       Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Preferred Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

12.       Acknowledgments Regarding Investor. Company’s decision to enter into this Agreement has been based solely on the independent evaluation by Company and its representatives, and Company acknowledges and agrees that:

a.       Investor is not, has never been, and as a result of the transactions contemplated by the Transaction Documents will not become an officer, director, insider, control person, to Company’s knowledge, 10% or greater shareholder, or otherwise an affiliate of Company as defined under Rule 12b-2 of the Exchange Act;

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b.       Investor and Investor’s representatives have not made and do not make any representations, warranties or agreements with respect to the Shares, this Agreement, or the transactions contemplated by the Transaction Documents other than those specifically set forth in Section III.C below; Company has not relied upon, and expressly disclaims reliance upon, any and all written or oral statements or representations made by any persons prior to this Agreement;

c.       The conversion of Preferred Shares and resale of Conversion Shares will result in dilution, which may be substantial; the number of Conversion Shares will increase in certain circumstances; and Company’s obligation to issue and deliver Conversion Shares in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuances may have; and

d.       Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby; neither Investor nor any of its Affiliates, agents or representatives has or is acting as a legal, financial, investment, accounting, tax or other advisor to Company, or fiduciary of Company, or in any similar capacity; neither Investor nor any of its Affiliates, agents or representatives has provided any legal, financial, investment, accounting, tax or other advice to Company; any statement made in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Investor’s purchase of the Shares.

13.       Prior Agreements. Investor has at all times fully and completely complied in all respects with the Prior Agreements. All Delivery Notices and all calculations relating to the Prior Agreements provided to Company by Investor or its representatives prior to the Effective Date of this Agreement were and are fully correct and accurate in all respects. All Delivery Notices and calculations provided to Company by Investor or its representatives prior to the Effective Date are hereby acknowledged and deemed to be correct for any and all purposes.

14.       Approval. Company will use its commercially reasonable best efforts to obtain an exception to any shareholder approval requirement from NYSE American or to obtain Approval, and additional listing of all Conversion Shares as soon as possible, and in any event no later than December 31, 2020.

15.       No Bad Actor Disqualification. Neither Company, any predecessor of Company, any affiliate of Company, any director, executive officer, other officer of Company participating in the offering, or any beneficial owner of 20% or more of Company’s outstanding voting equity securities is subject to any bad actor disqualification as provided in Rule 506(d) of Regulation D, and Company is not aware of any facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification.

16.       Shell Status. Company is not now and has never been a shell company as defined in Rule 12b-2 of the Exchange Act.

B.       Representations Regarding Company. Except as set forth in any Public Reports or attached exhibits as of the Effective Date, or under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

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1.       Capitalization. The capitalization of the Company as of the Effective Date is as described in the Public Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Shares, the Prior Securities, or as otherwise disclosed on Schedule III.B.1, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Shares will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Investor, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed on Schedule III.B.1, nofurther approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Shares. There are no stockholders’ agreements, voting agreements or other similar agreements with respect to Company’s capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company’s stockholders.

2.       Subsidiaries. All of the direct and indirect subsidiaries of Company are set forth in the Public Reports or the corresponding section of the Disclosure Schedules. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.       Public Reports; Financial Statements. The Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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4.       Material Changes. Since the end of the most recent year for which an Annual Report on Form 10-K has been filed with the Commission, except as disclosed on Schedule III.B.4, (a) there has been no event, occurrence or development that has had, or that would reasonably be expected to result in, a Material Adverse Effect, (b) Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

5.       Litigation. Except as disclosed on Schedule III.B.8, there is no Action completed, pending, threatened or, to the knowledge of Company, contemplated, that would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor any director or officer thereof, nor to the knowledge of Company any greater than 5% shareholder or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, is not pending or threatened, or to the knowledge of Company, is not contemplated, any investigation by the Commission, Department of Justice or law enforcement involving Company or any current or former director or officer of Company, or to the knowledge of Company greater than 5% shareholder of Company.

6.       No Bankruptcy. There has not been any petition or application filed, or any judicial or administrative proceeding commenced which has not been discharged, by or against the Company or any Subsidiary or with respect to any of the properties or assets of Company or any Subsidiary under any applicable law relating to bankruptcy, insolvency, reorganization, fraudulent transfer, compromise, arrangement of debt, creditors’ rights and no assignment has been made by the Company or any Subsidiary for the benefit of creditors.

7.       Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which would reasonably be expected to result in a Material Adverse Effect.

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8.       Compliance. Neither Company nor any Subsidiary (a) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not reasonably be expected to have a Material Adverse Effect.

9.       Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

10.       Title to Assets. Except as disclosed on Schedule III.B.10, Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under valid, subsisting and enforceable leases of which Company and each Subsidiary are in compliance.

11.       Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to do so would have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

12.       Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Purchase Amount. To Company’s knowledge, such insurance contracts and policies are accurate and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would constitute a Material Adverse Effect.

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13.       Transactions with Affiliates and Employees. None of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

14.       Sarbanes-Oxley; Internal Accounting Controls. Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Closing. Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of Company’s disclosure controls and procedures based on their evaluations as of the evaluation date. Since the date of the most recently filed periodic Public Report, there have been no significant changes in Company’s internal accounting controls or its disclosure controls and procedures or, to Company’s knowledge, in other factors that could materially affect Company’s internal accounting controls or its disclosure controls and procedures.

15.       Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Notwithstanding any other provision, Investor will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

16.       Registration Rights. Except as disclosed on Schedule III.B.16 no Person has any right to cause Company to effect the registration under the Act of any securities of Company.

17.        Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed on Schedule III.B.17, Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

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18.       Application of Takeover Protections. Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation Company’s issuance of the Shares and Investor’s ownership of the Shares.

19.       Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of Company’s tax returns is presently being audited by any taxing authority. Company would not be classified as a PFIC for its most recently completed taxable year, and does not expect to be classified as a PFIC for its current taxable year.

20.       Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

21.       Accountants. Company’s accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm.

22.       No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

23.       Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary, except such as would not reasonably be expected to result in a Material Adverse Effect.

24.       Computer and Technology Security. Company has taken all reasonable steps to safeguard the information technology systems utilized in the operation of the business of Company, including the implementation of procedures to minimize the risk that such information technology systems have any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any back door, virus, malicious code or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and, to Company’s knowledge, to date there have been no successful unauthorized intrusions or breaches of the security of the information technology systems.

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25.       Data Privacy. Company has: (a) complied with, and is presently in compliance with, all applicable laws in connection with data privacy, information security, data security and/or personal information; (b) complied with, and is presently in material compliance with, its policies and procedures applicable to data privacy, information security, data security, and personal information; (c) not experienced any incident in which personal information or other sensitive data was or may have been stolen or improperly accessed; and Company is not aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data.

C.       Representations and Warranties of Investor. Investor hereby represents and warrants to Company as of the Closing as follows:

1.       Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.       Investor Status. At the time Investor was offered the Preferred Shares, it was, and at the Effective Date it is: (a) an accredited investor as defined in Rule 501(a) under the Act; and (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof.

3.       Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

4.       Ownership. Investor is acquiring the Preferred Shares as principal for its own account. Investor will not engage in hedging transactions with regard to the Conversion Shares unless in compliance with the Act. Investor will not resell, transfer or assign the Preferred Shares, and will resell the Conversion Shares only pursuant to registration under the Act or an available exemption therefrom.

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5.       No Short Sales. Neither Investor nor any Affiliate holds any short position in, nor has engaged in any Short Sales of the Common Stock, or engaged in any hedging transactions with regard to the Shares prior to the Effective Date.

IV.       Securities and Other Provisions.

A.       Investor Due Diligence. Investor will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

B.       Furnishing of Information. For as long as Investor owns any Shares, Company will timely file all reports required to be filed by Company pursuant to the Exchange Act. As long as Investor owns any Shares, Company will prepare and make publicly available such information as is required for Investor to sell its Conversion Shares under Rule 144. Company further covenants that, as long as Investor owns any Shares, Company will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell its Conversion Shares without registration under the Act within the limitation of the exemptions provided by Rule 144.

C.       Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Shares to Investor for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

D.       Disclosure and Publicity. Company will provide to Investor for review and approval prior to filing or issuing any current, periodic or public report, proxy or registration statement, press release, public statement or communication relating to or referencing Investor, any Transaction Documents or the transactions contemplated thereby.

E.       Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, in either such case, by virtue of receiving Shares under the Transaction Documents or under any other agreement between Company and Investor. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

F.       No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that Company believes or reasonably should believe may constitute material non-public information. Neither Investor nor any Affiliate of Investor has or will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Investor will be relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Conversion Shares.

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G.       Indemnification of Investor.

1.       Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Investor, its Affiliates, managers and advisors, and each of their officers, directors, shareholders, partners, employees, representatives, agents and attorneys, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Investor Parties” and each a “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “ Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction Documents, (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, Prospectus Supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any action by a creditor or stockholder of Company who is not an Affiliate of an Investor Party, challenging the transactions contemplated by the Transaction Documents; provided, however, that Company will not be obligated to indemnify any Investor Party for any Losses finally adjudicated to be caused solely by (i) a false statement of material fact contained within written information provided by such Investor Party expressly for the purpose of including it in the applicable Registration Statement, Prospectus, Prospectus Supplement, or (ii) such Investor Party’s unexcused material breach of an express provision of this Agreement or another Transaction Document.

2.       Procedure for Indemnification. If any action will be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Investor Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel will be at the expense of Investor Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Investor Parties such that it would be inappropriate for one counsel to represent Company and Investor Parties. Company will not be liable to Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without Company’s prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents. In no event will the Company be liable for the reasonable fees and expenses for more than one separate firm of attorneys (plus local counsel as applicable) to represent all Investor Parties.

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       Other than the liability of Investor to Company for uncured material breach of the express provisions of this Agreement, no Investor Party will have any liability to Company or any Person asserting claims on behalf of or in right of Company as a result of acquiring the Shares under this Agreement.

H.       Shareholder Approval. Company will include proposals relating to the approval of this Agreement, the issuance of the Conversion Shares, and an increase in authorized common stock to fulfill its agreed obligations (“Approval”) at the meeting held to approve the Merger or a separate meeting in the event the Merger is terminated prior to shareholder approval, and will use its commercially reasonable best efforts to obtain Approval as soon as possible and in any event prior to December 31, 2020. Company, its board of directors, and each of its officers and directors will vote all common shares owned or controlled by them and all proxies given to them in favor of the proposal. Company will at all times maintain a reserve from its duly authorized Common Stock for issuance pursuant to the Transaction Documents, authorized shares of Common Stock in an amount equal to thrice the number of shares sufficient to immediately issue all Conversion Shares potentially issuable at such time.

I.       Activity Restrictions. Investor hereby grants an irrevocable proxy to Company’s board of directors to vote all Conversion shares beneficially owned or controlled by Investor as of the record date in favor of Approval. Except for the foregoing, for so long as Investor or any of its Affiliates holds any Shares, neither Investor nor any Affiliate will: (1) vote any shares of Common Stock or Preferred Stock beneficially owned or controlled by it, sign or solicit any proxies except as requested by the Board of Directors of Company, or seek to advise or influence any Person with respect to any voting securities of Company; (2) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company’s business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) a class of securities of Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (3) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

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J.       No Shorting. Provided no Trigger Event has occurred, for so long as Investor holds any Shares, neither Investor nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock. For the avoidance of doubt, selling against delivery of Conversion Shares after delivery of a Conversion Notice is not a Short Sale. There will be no restriction or limitation of any kind on Investor’s right or ability to sell or transfer any or all of the Conversion Shares at any time, in its sole and absolute discretion. Investor may not sell, transfer or assign any Preferred Shares or any of its rights under this Agreement.

K.       Stock Splits. If Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a greater or lesser number of shares, the share numbers, prices and other amounts set forth in this Agreement, as in effect immediately prior to such subdivision or combination, will be proportionately reduced or increased, as applicable, effective at the close of business on the date the subdivision or combination becomes effective.

L.       Subsequent Financings. Except as otherwise contemplated in connection with the Merger, as long as Investor holds any Preferred Shares, Company will not: (1) enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities of Company; (2) issue or enter into or amend an agreement pursuant to which it may issue any shares of Common Stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or (3) issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of Common Stock (a) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of the security or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. For sake of clarity, Company may enter into an unregistered financing of debt or restricted stock at any fixed price with no registration rights and may undertake the transactions contemplated in connection with Merger without restriction.

M.       Principal Market. Company will timely submit all necessary notification and supporting documentation required for the listing of all possible Conversion Shares with NYSE American, after the approval by the stockholders of the Company of the issuance of such shares, at a duly called stockholders meeting, and will use its commercially reasonable best efforts to obtain approval to list the Conversion Shares as soon as possible, and in any event within 90 days after the Effective Date.

N.       Restrictive Legend. The Shares have not been registered under the Act and may not be resold in the United States unless registered or an exemption from registration is available. Company is required to refuse to register any transfer of the Conversion Shares not made pursuant to registration under the Act or an available exemption from registration. Upon the issuance thereof, and only until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED unless in compliance with the ACT.

Certificates representing Conversion Shares will be issued without such legend or at Investor’s option issued by electronic delivery at the applicable balance account at DTC, if either (i) the Conversion Shares are registered for resale under the Act, or (ii) Investor provides an opinion of its counsel to the effect that the Conversion Shares may be issued without restrictive legend.

O.       Repurchase Obligation. If the Merger does not close by the required date approved by the parties thereto, Company shall, at Investor’s option in its sole and absolute discretion, immediately repurchase from Investor all then outstanding Preferred Shares issued pursuant to this Agreement by paying to Investor 110.0% of the aggregate Face Value of all such shares, by wire transfer of immediately available funds to an account designated by Investor, which funds shall be due no later than one business day after Company’s receipt of the Purchase Amount, plus any applicable interest from the counterparty to the Merger.

P.       Repurchase Right. Provided Company has not materially breached this Agreement, Company may at any time, in its sole and absolute discretion, repurchase from Investor all, but not less than all, then outstanding Preferred Shares issued pursuant to this Agreement by paying to Investor 110.0% of the aggregate Face Value of all such shares, by wire transfer of immediately available funds to an account designated by Investor.

Q.       Piggyback Registration Rights. Company will include on the next registration statement Company files with the Commission, or on the subsequent registration statement if such registration statement is withdrawn, all potentially issuable Conversion Shares. This obligation shall not apply to registration statements filed on Form S-4.

R.       Right of First Refusal. If at any time while any Preferred Shares are outstanding, Company has a bona fide offer of equity capital or financing from any person, that Company intends to act upon, then Company must first offer such opportunity to Investor to provide such capital or financing to Company on the same terms as each respective person’s terms. Except as otherwise provided in any Transaction Documents, should Investor be unwilling or unable to provide such capital or financing to Company within 10 Trading Days from Investor’s receipt of written notice of the offer from Company, then Company may obtain such capital or financing from that respective person upon the exact same terms and conditions offered by Company to Investor, which transaction must be completed within 90 days after the date of the notice. If Company does not receive the capital or financing from the respective person within 90 days after the date of the respective notice, then Company must again offer the capital or financing opportunity to Investor as described above, and the process detailed above shall be repeated. Notwithstanding anything to the contrary in the foregoing, this provision shall not apply to a debt financing that is not convertible to stock.

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S.       Favored Nations. So long as any Preferred Shares are outstanding, upon any issuance by Company or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor, then Company will notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the transaction documents with Investor. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion look back periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

V.       General Provisions.

A.       Notice. Unless a different time of day or method of delivery is specifically provided in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are such other address as may be designated in writing, in the same manner, by such Person.

B.       Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C.       No Third-Party Beneficiaries. Except as otherwise set forth in Section IV.G, this Agreement and the Transaction Documents will inure solely to the benefit of the parties hereto, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Other than the Investor Parties described in Section IV.G, a Person who is not a party to this Agreement will not have any rights under the Contracts (Rights of Third Parties) Law, 2014 of the Cayman Islands to enforce any term of this Agreement or any Transaction Document.

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D.       Fees and Expenses. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Investor’s counsel solely represents Investor, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties, if any, levied in connection with the sale or issuance of the Shares to Investor.

E.       Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

F.       Replacement of Certificates. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

G.       Governing Law. All matters between the parties, including without limitation questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the laws of the U.S. Virgin Islands, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction, except for corporation law matters applicable to Company which will be governed by the corporate law of its jurisdiction of formation. The parties hereby waive all rights to a trial by jury. In any action, arbitration or proceeding, including appeal, arising out of or relating to any of the Transaction Documents or otherwise involving the parties, the prevailing party will be awarded its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation, prosecution or defense of such action or proceeding.

H.       Arbitration. Any dispute, controversy, claim or action of any kind arising out of, relating to, or in connection with this Agreement, or in any way involving Company and Investor or their respective Affiliates, including any issues of arbitrability, will be resolved solely by final and binding arbitration in English before a retired judge at JAMS International, or its successor, in the Territory of the Virgin Islands, pursuant to the most expedited and Streamlined Arbitration Rules and Procedures available. Any interim or final award may be entered and enforced by any court of competent jurisdiction. The final award will include the prevailing party’s reasonable arbitration, expert witness and attorney fees, costs and expenses. Notwithstanding the foregoing, Investor may in its sole discretion bring an action in aid of arbitration.

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I.       Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and Company will be entitled to specific performance under the Transaction Documents, and equitable and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under applicable laws. Without limitation of the foregoing, Company acknowledges and agrees that the rights and benefits of Investor pursuant to Section I.G.1. of the Certificate of Designations are unique and that no adequate remedy exists at law if Company breaches or fails to timely perform any of its obligations thereunder, that it would be difficult to determine the amount of damages resulting therefrom, that it would cause irreparable injury to Investor, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim, preliminary and final injunctive relief to enforce the provisions thereof, including without limitation requiring Company and its transfer agent, attorneys, officers and directors to immediately take all actions necessary to issue and deliver the number of Conversion Shares stated by Investor, which requirements will not be stayed for any reason, without the necessity of posting any bond. Company hereby absolutely, unconditionally and irrevocably waives all objections and rights to oppose any motion, application or request by Investor to issue any number of Conversion Shares, and all rights to stay or appeal any resulting order, and any opposition or appeal by Company or on its behalf will be immediately and automatically dismissed. In addition, Company acknowledges and agrees that it would have an adequate remedy at law for any violation of Section I.G.1. of the Certificate of Designations by Investor, that it would not be difficult to determine the amount of damages resulting therefrom, that it would not cause irreparable injury to Company, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Company will not be entitled any equitable relief to restrain the provisions thereof, including without limitation preventing Investor, Investor’s brokers or Company’s transfer agent from issuing, receiving or reselling Conversion Shares. Company hereby absolutely, unconditionally and irrevocably waives all rights to bring any action, motion, application or request to enjoin any issuance of Conversion Shares, and any action or motion by Company or on its behalf will be immediately and automatically dismissed. Nothing provided for in this provision will limit either party’s ability to recover monetary damages.

J.       Payment Set Aside. To the extent that Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K.       Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof.

L.       Time of the Essence. Time is of the essence with respect to all provisions of this Agreement and all Transaction Documents.

M.       Survival. The representations and warranties contained herein will survive the Closing and the delivery of the Shares until all Preferred Shares issued to Investor have been converted or repurchased. Neither party will be under any obligation to update or supplement any of its representations or warranties following the Closing due to a change that occurred after the Closing.

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N.       Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in any Transaction Document are to U.S. dollars.

O.       Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

P.       Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Q.       Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such statement or assurance.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Company:

CAMBER ENERGY, INC.

By:
Name:
Title:

Investor:

Investor Name

By:
Name:
Title:

B-22

Exhibit 1

Glossary of Defined Terms

“$” means the currency of the United States of America, in which all dollar amounts in the Transaction Documents will be expressed.

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Action” has the meaning set forth in Section III.A.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.

“Agreement” means this Stock Purchase Agreement.

“Approval” has the meaning set forth in Section IV.H.

“Certificate of Designations” means the Certificate of Designation for Series C Redeemable Convertible Preferred Stock filed by Company with the Secretary of State of the State of Nevada on August 25, 2016, Document Number 00010398344-82, as amended to date.

“Closing” has the meaning set forth in Section I.D.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company” has the meaning set forth in the first paragraph of the Agreement.

“Conversion Shares” includes all shares of Common Stock potentially issuable in relation to the Preferred Shares, including Common Stock that must be issued upon conversion of any Preferred Shares, and Common Stock that must or may be issued in payment of any Dividends or Conversion Premium (as defined in the Certificate of Designations).

“Disclosure Schedules” means the disclosure schedules of Company delivered concurrently herewith. The Disclosure Schedules will contain no material non-public information.

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

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“Effective Date” has the meaning set forth in the first paragraph of the Agreement.

“Equity Conditions” has the meaning set forth in the Certificate of Designations.

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $500,000, other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company ’s balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP.

“Intellectual Property Rights” has the meaning set forth in Section III.B.10.

“Legal Opinion” has the meaning set forth in Section I.B.3.

“Liens” means (a) a lien, charge, security interest or encumbrance in excess of $500,000, or (b) a right of first refusal, preemptive right or other restriction (other than restrictions under securities laws).

“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, or (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, or (c) Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or (d) the sale, issuance, registration, listing, resale and trading on the Trading Market of the Conversion Shares.

“Material Permits” has the meaning set forth in Section III.B.8.

“Merger” means the Merger referenced in the Current Report on Form 8-K filed by Company on January 24, 2020, as such Merger terms may be modified or amended from time to time.

“Officer’s Certificate” has the meaning set forth in Section II.B.4.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.

“Preferred” means the Series C Redeemable Convertible Preferred Stock of the Company.

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“Preferred Shares” means the shares of Preferred Stock to be issued to Investor pursuant to this Agreement.

“Public Reports” includes all reports filed or required to be filed by Company under the Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two full fiscal years preceding the Effective Date and thereafter.

“Purchase Amount” has the meaning set forth in Section II.A.1.

“Investor” has the meaning set forth in the first paragraph of the Agreement.

“Regulation D” means Regulation D under the Securities Act and the rules promulgated by the Commission thereunder.

“Secretary’s Certificate” has the meaning set forth in Section II.B.5.

“Shares” include the Preferred Shares and the Conversion Shares.

“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.

“Subsidiary” means any Person owned or controlled by the Company, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” has the meaning set forth in the Certificate of Designations.

“Transaction Documents” means this Agreement, the Certificate of Designations, and the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.

B-25

Exhibit 2

Legal Opinion

1.       The Company is a corporation validly existing and in good standing under the laws of the state of its incorporation.

2.       The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, to sell and issue the Shares under the Purchase Agreement and to issue the Common Stock issuable upon conversion of the Shares pursuant to the Certificate of Designations (the “Conversion Shares”).

3.       The Shares have been duly authorized by the Company, and upon issuance and delivery against payment therefor in accordance with the terms of the Purchase Agreement, the Shares will be validly issued, fully paid and nonassessable. The Conversion Shares issuable upon conversion of the Shares have been duly authorized and reserved for issuance, and upon issuance and delivery upon conversion thereof in accordance with the terms of the Certificate of Designations, will be validly issued, fully paid and nonassessable. The rights, preferences and privileges of the Shares are as stated in the Certificate of Designation. Such issuance of the Shares and the Conversion Shares will not be subject to any statutory or, to our knowledge, contractual preemptive rights of any stockholder of the Company.

4.       The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company.

5.       Each Transaction Document constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.       The execution and delivery of the Transaction Documents by the Company does not, and the Company’s performance of its obligations thereunder will not (a) violate the Certificate of Incorporation or the Bylaws, each as in effect on the date hereof, (b) violate in any material respect any federal or Nevada state law, rule or regulation, or judgment, order or decree of any state or federal court or governmental or administrative authority, in each case that, to our knowledge, is applicable to the Company or its properties or assets (except to the extent such violation would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents), or (c) to our knowledge, require the authorization, consent, approval of or other action of, notice to or filing or qualification with, any Nevada state or federal governmental authority, except (i) as have been, or will be prior to the Closing, duly obtained or made, (ii) any filings which may be required under applicable federal securities, state securities or blue sky laws, and (iii) the filing and effectiveness of the Registration Statement, except to the extent failure to be so obtained or made would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or its ability to consummate the transactions contemplated under the Transaction Documents.

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7.       The Company is not, and immediately after the consummation of the transactions contemplated by the Transaction Documents will not be, an investment company within the meaning of Investment Company Act of 1940, as amended.

8.       To our knowledge, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

B-27

Exhibit 3

Form of Officer’s Certificate

 CAMBER ENERGY, INC.

June 22, 2020

The undersigned hereby certifies that:

The undersigned is the duly appointed Chief Executive Officer of Camber Energy, Inc., a Nevada corporation (“Company”).

This Officer’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated June 22, 2020, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

The representations and warranties of Company set forth in Sections III.A and III.B of the Agreement are true and correct in all material respects as if made on the above date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties will be true and correct in all material respects as of such particular date), and no default has occurred under the Agreement, or any other agreement with Investor or any Affiliate of Investor.

Company is not, and will not be as a result of the Closing, in default of the Agreement, any other agreement with Investor or any Affiliate of Investor.

All of the conditions to the Closing required to be satisfied by Company prior to the Closing have been satisfied in their entirety.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date set forth above.

Signed:
Name:
Title:

B-28

Exhibit 4

Form of Secretary’s Certificate

June 22, 2020

The undersigned hereby certifies that:

The undersigned is the duly appointed Secretary of Camber Energy, Inc., a Nevada corporation (the “Company”).

This Secretary’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated June 22, 2020, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “B” is a true, correct and complete copy of the Bylaws of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “C” is a true, correct and complete copy of the resolutions of the Board of Directors of Company authorizing the Agreement, the Transaction Documents, and the transactions contemplated thereby. Such resolutions have not been amended or rescinded and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the date set forth above.

Signed:
Name:
Title:

B-29

APPENDIX C

150303

Filed in the office of	Document Number
Barbara K. Cegavske	20190289543-73
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 07/08/2019 8:00 AM
	Entity Number C31179-2003

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Camber Energy, Inc. [C31179-2003]

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series C Redeemable Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

5. Effective date of filing: (optional)

6. Signature: (required)

X Louis G. Schott

Signature of Officer

Filing Fee: $175.00

This form must be accompanied by appropriate fees.

PRINT

Nevada Secretary of State NRS Amend Designation - After
Revised: 1-5-15

C-1

CAMBER ENERGY, INC.

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS OF PREFERENCES, POWERS,
RIGHTS AND LIMITATIONS
OF
SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), Camber Energy, Inc., a company organized and existing under the State of Nevada (the “Corporation”),

DOES HEREBY CERTIFY that, (a) the Board of Directors, by unanimous written consent of all members of the Board of Directors on July 2, 2019; and (b) the stockholders of the Series C Redeemable Convertible Preferred Stock of the Corporation, voting as a class, on June 28, 2019, duly adopted this Amended and Restated Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock, by adoption of a resolution which reads as follows, and which shall amend, replace and supersede the Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock, previously filed by the Corporation with the Secretary of State of Nevada on August 25, 2016 and amended on July 25, 2018 (as amended to date, the “Prior Designation”), which resolution is and reads as follows:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 10,000,000 shares, $0.001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, powers, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;

C-2

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Amended and Restated Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock (the “Designation”), to designate the rights, preferences, restrictions and other matters relating to the Series C Redeemable Convertible Preferred Stock, which will consist of up to 5,000 shares of the Preferred Stock which the Corporation has the authority to issue, and which shall amend, supersede and replace the Prior Designation, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Preferred Stock shall have the following powers, rights, preferences, and restrictions as follows:

I.             Terms of Preferred Stock.

A.            Designation and Amount. A series of Preferred Stock is hereby designated as the Corporation’s Series C Redeemable Convertible Preferred Stock, par value of $0.001 per share (the “Series C Preferred Stock”), the number of shares of which so designated are 5,000 shares of Series C Preferred Stock; which Series C Preferred Stock will not be subject to increase without any consent of the holders of the Series C Preferred Stock (each a “Holder” and collectively, the “Holders”) that may be required by applicable law.

B.            Ranking and Voting.

1.            Ranking. The Series C Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior to the Corporation’s Common Stock, $0.001 par value per share (“Common Stock”); (b) junior to the Series E Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock, as such may be designated as of the date of this Designation, or which may be designated by the Corporation after the date of this Designation (the “Series E and F Preferred”) as to the Lineal Star Assets but senior to the Series E and F Preferred as to all other assets of the Company; (c) senior, pari passu or junior with respect to any other series of Preferred Stock, as set forth in the Certificate of Designations of Preferences, Powers, Rights and Limitations with respect to such Preferred Stock; and (d) junior to all existing and future indebtedness of the Corporation. Without the prior written consent of the Holders of a majority of the outstanding shares of Series C Preferred Stock (voting separately as a single class), the Corporation may not issue any additional shares of Series C Preferred Stock, or any other Preferred Stock that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of 1 year after the earlier of such date (i) a registration statement is effective and available for the resale of all Conversion Shares, or (ii) Securities Act Rule 144 is available for the immediate unrestricted resale of all Conversion Shares, other than the Series E and Series F Preferred Stock.

2.             Voting. Except as required by applicable law or as set forth herein, the holders of shares of Series C Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors except: (a) during a period where a dividend (or part of a dividend) is in arrears; (b) on a proposal to reduce the Company’s share capital; (c) on a resolution to approve the terms of a buy-back agreement; (d) on a proposal to wind up the Company; (e) on a proposal for the disposal of all or substantially all the Company’s property, business and undertaking; and (f) during the winding-up of the entity.

C-3

C.            Dividends.

1.            Commencing on the date of the issuance of any such shares of Series C Preferred Stock (each respectively an “Issuance Date”), each outstanding share of Series C Preferred Stock will accrue cumulative dividends (“Dividends”), at a rate equal to 6.0% per annum, subject to adjustment as provided in this Certificate of Designations (“Dividend Rate”), of the Face Value. Dividends will be payable with respect to any shares of Series C Preferred Stock upon any of the following: (a) upon redemption of such shares in accordance with Section I.F; (b) upon conversion of such shares in accordance with Section I.G; and (c) when, as and if otherwise declared by the board of directors of the Corporation.

2.            Dividends, as well as any applicable Conversion Premium payable hereunder, will be paid: (a) in the Corporation’s sole and absolute discretion, immediately in cash; or (b) if Corporation notifies Holder it will not pay all or any portion in cash, or to the extent cash is not paid and received as soon as practicable, and in any event within 1 Trading Day after the Notice Time, for any reason whatsoever, in shares of Common Stock valued at (i) if there has never been a Trigger Event, (A) 95.0% of the average of the 5 lowest individual daily volume weighted average prices of the Common Stock on the Trading Market during the applicable Measurement Period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed (B) 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of Common Stock (ii) following any Trigger Event, (A) 85.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by Holder, less $0.10 per share of Common Stock, not to exceed (B) 85.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of Common Stock. In no event will the value of Common Stock pursuant to the foregoing be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Certificate of Designations will be paid by wire transfer of immediately available funds to an account designated by Holder.

3.            So long as any shares of Series C Preferred Stock are outstanding, the Company will not repurchase shares of Common Stock other than as payment of the exercise or conversion price of a convertible security or payment of withholding tax, and no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock, except for Purchase Rights.

D.            Protective Provision.

1.            So long as any shares of Series C Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series C Preferred Stock then outstanding (voting separately as one class), (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series C Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series C Preferred Stock or (v) enter into any agreement with respect to the foregoing.

C-4

2.            A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except (i) any such merger or consolidation involving the Corporation or a subsidiary in which the Corporation is the surviving or resulting corporation, (ii) any merger effected exclusively to change the domicile of the Corporation, (iii) any transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain more than 50% of the total voting power of such surviving entity, or (iv) the Merger; (b) Corporation issues convertible or equity securities that are senior to the Series C Preferred Stock in any respect, other than the securities issued in the Merger; (c) Holder does not receive the number of Conversion Shares stated in a Delivery Notice with 5 Trading Days of the Notice Time; (d) trading of the Common Stock is halted or suspended by the Trading Market or any U.S. governmental agency for 10 or more consecutive trading days; or (e) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation, other than the Merger and except otherwise agreed to by holders holding a majority of the then outstanding Series C Preferred Stock.

3.            The Corporation will not have the power to close or effect a voluntary Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section I.E, and the required amount is paid to Holder prior to or upon closing, effectuation or occurrence of the Deemed Liquidation Event.

E.           Liquidation.

1.             Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, prior to any distribution or payment made to the holders of Preferred Stock or Common Stock by reason of their ownership thereof, the Holders of Series C Preferred Stock will be entitled to be paid out of the assets of the Corporation (other than the Lineal Star Assets) available for distribution to its stockholders an amount with respect to each share of Series C Preferred Stock equal to $10,000.00 (“Face Value”), plus an amount equal to any accrued but unpaid Dividends thereon (collectively with the Face Value, the “Liquidation Value”).

C-5

2.            If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series C Preferred Stock are not paid in full, the holders of shares of Series C Preferred Stock will share equally and ratably with the holders of shares of Preferred Stock and Common Stock in any distribution of assets of the Corporation (other than the Lineal Star Assets) in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled.

3.            If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then the assets distributable to the Holders will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F.            Redemption.

1.            Corporation’s Redemption Option. On the Dividend Maturity Date, the Corporation may redeem any or all shares of Series C Preferred Stock by paying Holder in cash an amount per share equal to 100% of the Liquidation Value for the shares redeemed.

2.            Early Redemption. Prior to the Dividend Maturity Date, provided that no Trigger Event has occurred, the Corporation will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of the shares of Series C Preferred Stock then outstanding by paying Holder in cash an amount per share of Series C Preferred Stock (the “Early Redemption Price”) equal to the sum of the following: (a) 100% of the Face Value, plus (b) the Conversion Premium, minus (c) any Dividends that have been paid, for each share of Series C Preferred Stock redeemed.

3.            Credit Risk Adjustment.

a.           The Dividend Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level, down to a minimum of 0.0%.

b.           The Dividend Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls below the Minimum Triggering Level, up to a maximum of 24.95%. In addition, the Dividend Rate will adjust upward by 10.0% following the occurrence of any Trigger Event.

c.           The adjusted Dividend Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price and Dividend, as applicable, and the amount of Dividends owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

C-6

4.            Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or upon closing or occurrence of any Deemed Liquidation Event, the Corporation will after the redemption of the Series E and Series F Preferred Stock for ownership of Lineal Holdings, LLC, to the extent allowed under applicable law, but thereafter, prior to or concurrently with the closing, effectuation or occurrence any such action, redeem the Series C Preferred Stock for cash, by wire transfer of immediately available funds to an account designated by Holder, at the Early Redemption Price set forth in Section I.F.2 if the event is prior to the Dividend Maturity Date, or at the Liquidation Value if the event is on or after the Dividend Maturity Date.

5.            Mechanics of Redemption. In order to redeem any of the Holders’ Series C Preferred Stock then outstanding, the Corporation must deliver written notice (each, a “Redemption Notice”) to each Holder setting forth (a) the number of shares of Series C Preferred Stock that the Corporation is redeeming, (b) the applicable Dividend Rate, Liquidation Value and Early Redemption Price, and (c) the calculation of the amount paid. Upon receipt of full payment in cash for a complete redemption, each Holder will promptly submit to the Corporation such Holder’s Series C Preferred Stock certificates. In connection with a mandatory redemption, the notice will be delivered as soon as the number of shares can be determined, and in all other instances at least 30 Trading Days prior to payment. For the avoidance of doubt, the delivery of a Redemption Notice will not affect Holder’s rights under Section I.G until after receipt of cash payment by Holder at the required time.

G.            Conversion.

1.            Mechanics of Conversion.

a.           One or more shares of the Series C Preferred Stock may be converted, in part or in whole, into shares of Common Stock, at any time or times after the Issuance Date, in the sole and absolute discretion of Holder or, subject to the terms and conditions hereof, the Corporation; (i) if at the option of Holder, by delivery of one or more written notices to the Corporation or its transfer agent (each, a “Holder Conversion Notice”), of the Holder’s election to convert any or all of its Series C Preferred Stock; or (ii) if at the option of the Corporation, if the Equity Conditions are met, delivery of written notice to Holder (each, a “Corporation Conversion Notice,” with the Holder Conversion Notice, each a “Conversion Notice,” and with the Redemption Notice, each an “Initial Notice”), of the Corporation’s election to convert the Series C Preferred Stock.

b.           Each Delivery Notice will set forth the number of shares of Series C Preferred Stock being converted, the minimum number of Conversion Shares and the amount of Dividends and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

C-7

b.           If the Corporation notifies Holder by 10:00 a.m. Eastern time on the Trading Day after the Notice Time that it is paying all or any portion of Dividends or Conversion Premium, and actually pays in cash by the next Trading Day, time being of the essence, the full amount of Dividends and Conversion Premium stated in the Delivery Notice, no further amount will be due with respect thereto.

c.           As soon as practicable, and in any event within 1 Trading Day of the Notice Time, time being of the essence, the Corporation will do all of the following: (i) transmit the Delivery Notice by facsimile or electronic mail to the Holder, and to the Corporation’s transfer agent (the “Transfer Agent”) with instructions to comply with the Delivery Notice; (ii) either (A) if the Corporation is approved through The Depository Trust Corporation (“DTC”), authorize and instruct the credit by the Transfer Agent the aggregate number of Conversion Shares set forth in the Delivery Notice, to Holder’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (B) only if the Corporation is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate registered in the name of Holder or its designee, for the number of Conversion Shares set forth in the Delivery Notice, bearing no restrictive legend unless a registration statement covering the Conversion Shares is not effective and neither Company nor Investor provides an opinion of counsel to the effect that Conversion Shares may be issued without restrictive legend; and (iii) if it contends that the Delivery Notice is in any way incorrect, a through explanation of why and its own calculation, or the Delivery Notice will conclusively be deemed correct for all purposes. The Corporation will at all times diligently take or cause to be taken all actions reasonably necessary to cause the Conversion Shares to be issued as soon as practicable.

d.           If during the Measurement Period the Holder is entitled to receive additional Conversion Shares with regard to an Initial Notice, Holder may at any time deliver one or more additional written notices to the Corporation or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

e.           If the Corporation for any reason does not issue or cause to be issued to the Holder within 3 Trading Days after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Holder, as liquidated damages and not as a penalty, the Corporation will pay in cash to the Holder on each day after such 3rd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (i) the aggregate number of Conversion Shares not issued to the Holder on a timely basis and to which the Holder is entitled and (ii) the highest Closing Price of the Common Stock between the date on which the Corporation should have issued such shares to the Holder and the actual date of receipt of Conversion Shares by Holder. It is intended that the foregoing will serve to reasonably compensate Holder for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Holder to prove.

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f.            Notwithstanding any other provision: all of the requirements of Section I.F and this Section I.G are each independent covenants; the Corporation’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Corporation’s obligations under these sections; and under no circumstances may the Corporation seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Holder.

g.          If for any reason whatsoever Holder does not timely receive the number of Conversion Shares stated in any Delivery Notice, Holder will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Corporation and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Holder, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Corporation may not seek to stay or appeal.

h.          No fractional shares of Common Stock are to be issued upon conversion of Series C Preferred Stock, but rather the Corporation will issue to Holder scrip or warrants registered on the books of the Corporation (certificated or uncertificated) which will entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. The Holder will not be required to deliver the original certificates for the Series C Preferred Stock in order to effect a conversion hereunder. The Corporation will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

2.            Holder Conversion. In the event of a conversion of any Series C Preferred Stock pursuant to a Holder Conversion Notice, the Corporation will (a) satisfy the payment of Dividends and Conversion Premium with respect to the shares of Series C Preferred Stock converted as provided in Section I.C.2, and (b) issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (i) the Face Value multiplied by (ii) the number of such Series C Preferred Stock subject to the Holder Conversion Notice divided by (iii) the applicable Conversion Price with respect to such Series C Preferred Stock; all in accordance with the procedures set forth in Section I.G.1.

3.             Corporation Conversion. The Corporation will have the right to send the Holder a Corporation Conversion Notice at any time in its sole and absolute discretion, if the Equity Conditions are met as of the time such Corporation Conversion Notice is given. Upon any conversion of any Series C Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation will on the date of such notice (a) satisfy the payment of Dividends and Conversion Premium with respect to the shares of Series C Preferred Stock converted as provided in Section I.C.2, and (b) issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (i) the Face Value multiplied by (ii) the number of such Series C Preferred Stock subject to the Holder Conversion Notice divided by (iii) the applicable Conversion Price with respect to such Series C Preferred Stock; all in accordance with the procedures set forth in Section I.G.1.

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4.            Stock Splits. If the Corporation at any time on or after the filing of this Certificate of Designations subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

5.            Rights. In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6.            Notices. The holders of shares of Series C Preferred Stock are entitled to the same rights as the holders of Common Stock with respect to rights to receive notices, reports and audited accounts from the Company and with respect to attending stockholder meetings.

7.            Definitions. The following terms will have the following meanings:

a.            “Adjustment Factor” means $0.10 per share of Common Stock.

b.            “Acquisition” means the closing of the acquisition of assets contemplated by that certain Asset Purchase Agreement dated December 30, 2015 between Company and the sellers named therein, as disclosed in the current report on Form 8-K filed with the Securities & Exchange Commission on December 31, 2015.

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c.             “Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

d.             “Conversion Premium” for each share of Series C Preferred Stock means the Face Value, multiplied by the product of (i) the applicable Dividend Rate, and (ii) the number of whole years between the Issuance Date and the Dividend Maturity Date.

e.             “Conversion Price” means a price per share of Common Stock equal to $3.25 per share of Common Stock, subject to adjustment as otherwise provided herein.

f.             “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of Series C Preferred Stock.

g.            “Dividend Maturity Date” means the date that is 7 years after the Issuance Date.

h.            “Equity Conditions” means on each day during the Measurement Period, (i) the Common Stock is not under chill or freeze from DTC, the Common Stock is designated for trading on OTCQB or higher market and will not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (ii) the Corporation has delivered Conversion Shares upon all conversions or redemptions of the Series C Preferred Stock in accordance with their terms to the Holder on a timely basis; (iii) the Corporation will have no knowledge of any fact that would cause both of the following (A) a registration statement not to be effective and available for the resale of all Conversion Shares, and (B) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Regulation S or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Series C Preferred Stock without restriction; (iv) there has been a minimum of $5 million in aggregate trading volume over the last 20 consecutive Trading Days; (v) all shares of Common Stock to which Holder is entitled have been timely received into Holder’s designated account in electronic form fully cleared for trading; (vi) the Corporation otherwise will have been in compliance with and will not have breached any provision, covenant, representation or warranty of any Transaction Document; (vii) the Measuring Metric is at least $1.50; (viii) no Trigger Event will have occurred; (ix) the Corporation will have been assigned all right and title to the properties being acquired in the Acquisition, or cumulative assignments representing not less than 90% of the value of the assets described; and (x) the properties being assigned to the Corporation in the Acquisition will have daily production of not less than 700 barrels of oil equivalent per day as of the most recent production data available, not more than 75 days old.

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i.              “Lineal Star Assets” means the securities and assets of Lineal Star Holdings, LLC and its existing and future subsidiaries.

j.             “Maximum Triggering Level” means $3.75 per share of Common Stock.

k.            “Measurement Period” means the period beginning, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, before the Notice Date, and ending, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, after the number of Conversion Shares stated in the initial Notice have actually been received into Holder’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Section I.G.6.h exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

l.             “Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Series C Preferred Stock.

m.           “Merger” means any combination, through any sale of securities or merger, between the Company and Lineal Star Holdings, LLC, a Delaware limited liability company or its affiliates.

n.            “Minimum Triggering Level” means $2.75 per share of Common Stock.

o.             “Spread Adjustment” means 100 basis points.

p.            “Stock Purchase Agreement” means the Stock Purchase Agreement or other agreement pursuant to which any share of Series C Preferred Stock is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

q.             “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

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r.           “Trading Market” means the NYSE American or whatever is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

s.           “Transaction Documents” means Preferred Stock Purchase Agreement dated April 6, 2016; Securities Purchase Agreement dated April 6, 2016; Stock Purchase Agreement dated October 5, 2017; Stock Purchase Agreement dated October 26, 2018; and Stock Purchase Agreement dated November 23, 2018 each as amended from time to time, and all documents ancillary thereto.

7.           Issuance Limitation.

a.            Beneficial Ownership. Notwithstanding any other provision, at no time may the Corporation issue shares of Common Stock to Holder which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Holder, would result in Holder owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Holder may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Corporation. To the extent that any conversion would otherwise result in exceeding the beneficial ownership limitation set forth in the preceding sentence, the Delivery Notice will specify the number of shares that may be delivered without exceeding the limitation, and any issuance beyond such extent will be held in abeyance until such time as it would not result in Holder exceeding the beneficial ownership limitation. No provision of this paragraph may be waived by Holder or the Corporation.

b.            Principal Market Regulation. Company will not issue any Conversion Shares under this Certificate of Designations, the Warrant issued to Holder on the Issuance Date, the Securities Purchase Agreement with Investor dated the Issuance Date, the Debenture or the Common Stock Purchase Warrant issued to Investor pursuant thereto, if the issuance would exceed the aggregate number of shares of Common Stock the Company may issue without breaching Company’s obligations under NYSE American rules, except that such limitation will not apply following stockholder approval in accordance with the requirements of NYSE American rules or a waiver from NYSE American (“Approval”).

8.          Conversion at Maturity. On the Dividend Maturity Date, all remaining outstanding Series C Preferred Stock will automatically be converted into shares of Common Stock.

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H.            Trigger Event.

1.            Any occurrence of any one or more of the following will constitute a “Trigger Event”:

(a)         Holder does not timely receive the number of Conversion Shares stated in any Conversion Notice pursuant to this Certificate of Designations or any other agreement with Holder for any reason whatsoever, time being of the essence, including without limitation the issuance of restricted shares if counsel for Corporation or Holder provides a legal opinion that shares may be issued without restrictive legend;

(b)         Any violation of or failure to timely perform any covenant or provision of this Certificate of Designations, the Stock Purchase Agreement, any Transaction Document or any other agreement with Holder, related to payment of cash, registration or delivery of Conversion Shares, time being of the essence;

(c)         Any violation of or failure to perform any covenant or provision of this Certificate of Designations, the Stock Purchase Agreement, any Transaction Document or any other agreement with Holder, which in the case of a default that is curable, is not related to payment of cash, registration or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

(d)         Any representation or warranty made in the Securities Purchase Agreement, any Transaction Document or any other agreement with Holder will be untrue, incorrect, or misleading in any material respect as of the date when made or deemed made;

(e)         The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Corporation or any subsidiary other than CATI Operating LLC, a Texas limited liability company (“CATI”) is obligated, including without limitation of an aggregate of at least $500,000 of indebtedness;

(f)          While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Holder sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

(g)          The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market;

(h)         The Corporation notifies Holder, including without limitation, by way of public announcement or through any of its attorneys, agents or representatives, of its intention not to comply, as required, with a Conversion Notice pursuant to this Certificate of Designations or any other agreement with Holder, at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Holder;

C-14

(i)          Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors will be instituted by or against the Corporation or any subsidiary other than CATI and, if instituted against the Corporation or any subsidiary other than CATI by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

(j)          The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Corporation or any subsidiary other than CATI or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Corporation or any subsidiary other than CATI in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

(k)         A final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Corporation or any of its subsidiaries other than CATI and are not stayed or satisfied within 30 days of entry;

(l)          The Corporation does not for any reason timely comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all periodic reports;

(m)        Any regulatory, administrative or enforcement proceeding is initiated against Corporation or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

(n)         Any material provision of this Certificate of Designations shall at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof will be contested by any party thereto, or a proceeding will be commenced by the Corporation or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Corporation or any subsidiary denies that it has any liability or obligation purported to be created under this Certificate of Designations.

C-15

2.            It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Holder for the consequences and increased risk following a Trigger Event, and not as a penalty or punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Holder to prove.

II.            General.

A.            Notices. Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Nevada. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the electronic mail, facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such electronic mail, facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

B.           Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series C Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C.            Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

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RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has caused this “Amended and Restated Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock” to be duly executed and approved this 8th day of July 2019.

By:	/s/ Louis G. Schott
Name: Louis G. Schott
Its: Interim CEO

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CAMBER ENERGY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – January 21, 2021 AT 10:00 A.M. LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned shareholder of Camber Energy, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated on or around December 1, 2020, and hereby appoints Louis G. Schott and Robert Schleizer (the “Proxies”), or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2021 annual meeting of shareholders of the Company, to be held on January 21, 2021, at 10:00 a.m. Central Time, at https://www.issuerdirect.com/virtual-event/CEI (please note this link is case sensitive), and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CEI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF CAMBER ENERGY, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	WITHOLD
Election of Directors
	Robert Schleizer	☐	☐
	Fred S. Zeidman	☐	☐		CONTROL ID:
	James G. Miller	☐	☐		REQUEST ID:
Proposal 2		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the Company’s named executive officers.	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 25,000,000 to 75,000,000.	☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	To approve the terms of the June 2020 Purchase Agreement and the issuance of shares of common stock upon the conversion of the 630 shares of Series C Preferred Stock sold pursuant thereto, including shares of common stock exceeding 20% of the Company’s outstanding common stock as of June 22, 2020, including shares issuable for dividends and conversion premiums on such 630 shares of Series C Preferred Stock.	☐	☐	☐
Proposal 6		FOR	AGAINST	ABSTAIN
	To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1, “For” Each of Proposals 2 through 6, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)